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                                                                   EXHIBIT 10.8


                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

             STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET

                (Do not use this form for Multi-Tenant Property)


1.   BASIC PROVISIONS ("BASIC PROVISIONS")

     1.1 PARTIES: This Lease ("LEASE" ), dated for reference purposes only, November 1, 1996, is made by and between Makena Properties, a California corporation ("LESSOR") and Ansys, Inc. , a California corporation ("LESSEE"), (collectively the "PARTIES," or individually a "PARTY").

     1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known by the street address of See Addendum Section 1.2, located in the County of Orange State of California and generally described as (describe briefly the nature of the property) ______________________________________________
_________________________________________________________________("PREMISES").
(See Paragraph 2 for further provisions.)

     1.3 TERM: _____________________ years and ______________ months ("ORIGINAL
TERM") commencing See Addendum Section 1.3 ("COMMENCEMENT DATE") and ending ___________________ ("EXPIRATION DATE"). (See Paragraph 3 for further provisions.)

     1.4 EARLY POSSESSION: See Addendum Section 1.4 ("EARLY POSSESSION DATE"). (See Paragraphs 3.2 and 3.3 for further provisions.)

     1.5 BASE RENT: $47,945 per month ("BASE RENT"), payable on the 1st day of each month commencing See Addendum Section 3.4 (See Paragraph 4 for further provisions.) If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

     1.6 BASE RENT PAID UPON EXECUTION: $47,945 as Base rent for the period See Addendum Section 1.6

     1.7 SECURITY DEPOSIT: $47,945 ("Security Deposit"). (See Paragraph 5 for further provisions.)

     1.8 PERMITTED USE: See Addendum Section 1.8 (See Paragraph 6 for further provisions.)

     1.9 INSURING PARTY: Lessor is the "INSURING PARTY" unless otherwise stated herein. (See Paragraph 8 for further provisions.)

     1.10 REAL ESTATE BROKERS: The following real estate brokers (collectively, the "BROKERS") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes): Cushman & Wakefield represents X Lessor exclusively ("LESSOR'S BROKER"); both Lessor and Lessee, and Voit Commercial Brokerage represents X Lessee exclusively ("LESSEE'S BROKER"); both Lessor and Lessee. (See Paragraph 15 for further provisions.)

     1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by None ("GUARANTOR"). (See Paragraph 37 for further provisions.)

     1.12 ADDENDUMS. Attached hereto is an Addendum or Addenda consisting of Paragraphs _____ through _____ and Exhibits Addendum with Exhibits A-C attached thereto all of which constitute a part of this Lease.

2.   PREMISES.

     2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental is an approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less.



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     2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, fire sprinkler system, lighting, air conditioning, heating, and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty
(30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

     2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants to Lessee that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within six (6) months following the Commencement Date, correction of that non-compliance shall be at the obligation of Lessee at Lessees sole cost and expense.

     2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised by the Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to electrical and fire sprinkler systems, security, environmental aspects. compliance with Applicable Law, as defined in Paragraph 6.3) and the present and future suitability of the Premises for Lessee's intended use, (b) that Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to Lessee's occupancy of the Premises and/or the term of this Lease, and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to the said matters other than as set forth in this Lease.

     2.5 LESSEE PRIOR OWNER/OCCUPANT. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.

3.   TERM.

     3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

     3.2 EARLY POSSESSION. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease, however, (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

     3.3 DELAY IN POSSESSION. If for any reason Lessor cannot deliver possession of the Premises to Lessee as agreed herein by the Early Possession Date, if one is specified in Paragraph 1.4, or, if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder; provided, however, that if such written notice by Lessee is not received by Lessor within said ten (10) day period. Lessee's right to cancel this Lease shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4.   RENT.



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     4.1 BASE RENT. Lessee shall cause payment of Base Rent and other rent or charges, as the same may be adjusted from time to time, to be received by Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit moneys with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Any time the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional moneys with Lessor sufficient to maintain the same ratio between the Security Deposit and the Base Rent as those amounts are specified in the Basic Provisions. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessees interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any moneys to be paid by Lessee under this Lease.

6.   USE.

     6.1 USE. Lessee shall use and occupy the Premises only for the purposes set forth in Paragraph 1.8, or any other use which is comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to, neighboring premises or properties. Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessees assignees or subtenants, and by prospective assignees and subtenants of the Lessee, its assignees and subtenants, for a modification of said permitted purpose for which the premises may be used or occupied, so long as the same will not impair the structural integrity of the improvements on the Premises, the mechanical or electrical systems therein, is not significantly more burdensome to the Premises and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

    6.2   HAZARDOUS SUBSTANCES.

          (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safely or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in, on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Law (as defined in Paragraph 6.3). "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Reportable Use shall also include Lessee's being responsible for the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Law requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of Lessee's business permitted on the Premises, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to the use or presence of any Hazardous Substance, activity or storage tank by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the



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environment against damage, contamination or injury and/or liability therefrom or therefor, including, but not limited to, the installation (and removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

          (b) DUTY TO INFORM LESSOR. If Lessee knows or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor. Lessee shall also immediately give Lessor a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises, including but not limited to all such documents as may be involved in any Reportable Uses involving the Premises.

          (c) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorney's and consultant's fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises by or for Lessee or under Lessee's control. Lessee's obligations under this Paragraph 6 shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultant's and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing at the time of such agreement.

     6.3 LESSEE'S COMPLIANCE WITH LAW. Except as otherwise provided in this Lease, Lessee, shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "APPLICABLE LAW," which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy. Lessor shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Law specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law.

     6.4 INSPECTION; COMPLIANCE. Lessor and Lessor's Lender(s) (as defined in Paragraph 8.3(a)) shall have the right to enter the Premises, at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Laws (as defined in Paragraph 6.3), and to employ experts and/or consultants in connection therewith and/or to advise Lessor with respect to Lessee's activities, including but not limited to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease, violation of Applicable Law, or a contamination, caused or materially contributed to by Lessee is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In any such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7.   MAINTENANCE; REPAIRS; UTILITY INSTALLATIONS; TRADE FIXTURES AND
     ALTERATIONS.

     7.1  LESSEE'S OBLIGATIONS.

          (a) Subject to the provisions of Paragraphs 2.2 (Lessor's warranty as to condition), 2.3 (Lessor's warranty as to compliance with covenants, etc.) 7.2 (Lessor's obligations to repair), 9 (damage and destruction), and 14 (condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair, structural and non-structural (whether or not such portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the



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generality of the foregoing, all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system, including fire alarm and/or smoke detection systems and equipment, fire hydrants, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, about, or adjacent to the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance and/or storage tank brought onto the Premises by or for Lessee or under its control. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. If Lessee occupies the Premises for seven (7) years or more, Lessor may require Lessee to repaint the exterior of the buildings on the Premises as reasonably required, but not more frequently than once every seven (7) years.

          (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in, the inspection, maintenance and service of the following equipment and improvements, if any, located on the Premises: (i) heating, air conditioning and ventilation equipment, (ii) boiler, fired or unfired pressure vessels, (iii) fire sprinkler and/or standpipe and hose or other automatic fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drain maintenance and (vi) asphalt and parking lot maintenance.

     7.2 LESSOR'S OBLIGATIONS. Except for the warranties and agreements of Lessor contained in Paragraphs 2.2 (relating to condition of the Premises), 2.3 (relating to compliance with covenants, restrictions and building code), 9 (relating to destruction of the Premises) and 14 (relating to condemnation of the Premises), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, the improvements located thereon, or the equipment therein, whether structural or non structural, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises. Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the forms of this Lease with respect to, or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of any needed repairs.

     7.3  UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

          (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" is used in this Lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements on the Premises from that which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "LESSEE OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by lessee that are not yet owned by Lessor as defined In Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during the term of this Lease as extended does not exceed $25,000.

          (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon; and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lessee shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $10,000 or more upon Lessee's providing Lessor with a lien and



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completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessees posting an additional Security Deposit with Lessor under Paragraph 36 hereof.

          (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorney's fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

     7.4  OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

          (a) OWNERSHIP. Subject to Lessor's right to require their removal or become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Additions made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee Owned Alterations and Utility installations. Unless otherwise instructed per subparagraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon and be surrendered by Lessee with the Premises.

          (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent of Lessor.

          (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease form or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. "ORDINARY WEAR AND TEAR" shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified in writing by Lessor, the Premises, as surrendered, shall include the Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Alterations and/or Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Law and/or good service practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.   INSURANCE; INDEMNITY.

     8.1 PAYMENT FOR INSURANCE. Regardless of whether the Lessor or Lessee is the Insuring Party, Lessee shall pay for all insurance required under this Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor in excess of $1,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice for any amount due.

     8.2  LIABILITY INSURANCE.

          (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee and Lessor (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-managers or Lessors of Premises" Endorsement and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "Insured
Contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

          (b) CARRIED BY LESSOR. In the event Lessor is the insuring Party, Lessor shall also maintain liability insurance described in Paragraph 8.2(a) above, in additional to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named an additional insured therein.

     8.3  PROPERTY INSURANCE -- BUILDING, IMPROVEMENTS AND RENTAL VALUE.

          (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lendor(s)"), insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. If Lessor is the Insuring Party, however, Lessees Owned Alterations and Utility Installations shall be insured by Lessee under Paragraph
8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss, as defined in Paragraph 9.1 (c).

          (b) RENTAL VALUE. The Insuring Party shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and Lender(s), insuring the loss of the full rental and other charges payable by Lessee to Lessor under this Lease for one
(1) year (including all real estate taxes, insurance costs, and any scheduled rental increases). Said Insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said Insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, property taxes, insurance" premium costs and other expenses, if any, otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

          (c) ADJACENT PREMISES. If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

          (d) TENANT'S IMPROVEMENTS. If the Lessor is the Insuring Party, the Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease. If Lessee is the Insuring Party, the policy carried by Lessee under this Paragraph 8.3 shall insure Lessee Owned Alterations and Utility Installations.

     8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Lessee Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by the Insuring Party under Paragraph 8.3. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $ 1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property or the restoration of Lessee Owned Alterations and Utility Installations. Lessee shall be the Insuring Party with respect to the insurance required by this Paragraph 8.4 and shall provide Lessor with written evidence that such insurance is in force.

     8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. If Lessee is the Insuring Party, Lessee shall cause to be delivered to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with the insureds and loss payable clauses as required by this Lease. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty
(30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. If the Insuring Party shall fail to procure and maintain the insurance required to be carried by the Insuring Party under this Paragraph 8, the other Party may, but shall not be required to procure and maintain the same, but at Lessee's expense.

     8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor ("WAIVING PARTY") each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waiving Party's property arising out of or incident to the perils required to be insured against under Paragraph
8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto.

     8.7 INDEMNITY. Except for Lessor's negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents. Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorney's and consultant's fees, expenses and/or liabilities arising out of, involving, or in dealing with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment, and whether well founded or not. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

     8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.   DAMAGE OR DESTRUCTION.

     9.1  DEFINITIONS.

          (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than 50% of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

          (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations the repair cost of which damage or destruction is 50% or more of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

          (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

          (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

          (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

     9.2 PARTIAL DAMAGE--INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect: provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and , in such event, Lessor shall make the insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, the shortage in proceeds was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If in such case Lessor does not so elect, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

     9.3 PARTIAL DAMAGE--UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option, either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 8.6.

     9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one (1) month's Base rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the data of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, within twenty (20) days following the occurrence of the damage, or before the expiration of the time provided in such option for its exercise, whichever is earlier ("EXERCISE PERIOD"), (i) exercising such option and (ii) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs. If Lessee duly exercises such option during said Exercise Period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during said Exercise Period, then Lessor may at Lessor's option terminate this Lease as of the expiration of said sixty (60) day period following the occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of the Exercise Period, notwithstanding any term or provision in the grant of option to the contrary.

     9.6  ABATEMENT OF RENT; LESSEE'S REMEDIES.

          (a) In the event of damage described in Paragraph 9.2 (Partial Damage--Insured), whether or not Lessor or Lessee repairs or restores the Premises, the Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or the restoration continues (not to exceed the period for which rental value insurance is required under Paragraph 8.3(b)), shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such repair or restoration.

          (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect. "COMMENCE" as used in this Paragraph shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

     9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Law and this Lease shall continue in full force and effect; but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) it the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the investigation and remediation of such Hazardous Substance Condition totally at Lessee's expense and without reimbursement from Lessor except to the extent of an amount equal to twelve (12) times the then monthly Base Rent or $100,000. whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and affect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination. If a Hazardous Substance Condition occurs for which Lessee is not legally responsible, there shall be abatement of Lessee's obligations under this Lease to the same extent as provided in Paragraph 9.6(a) for a period of not to exceed twelve (12) months.

     9.8 TERMINATION -- ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

     9.9 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.  REAL PROPERTY TEXAS.

     10.1 (a) PAYMENT OF TAXES. Lessee shall pay the Real Property Taxes, as defined in Paragraph 10.2. applicable to the Premises during the term of this Lease. Subject to Paragraph 10. 1 (b), all such payments shall be made at least ten (10) days prior to the delinquency date of the applicable installment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes to be paid by Lessee shall cover any period of time prior to or after the expiration or earlier termination of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment after such proration. If Lessee shall fail to pay any Real Property Taxes required by this Lease to be paid by Lessee, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

     (b) ADVANCE PAYMENT. In order to insure payment when due and before delinquency of any or all Real Property Taxes, Lessor reserves the right, at Lessor's option, to estimate the current Real Property Taxes applicable to the Premises, and to require such current year's Real Property Taxes to be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be that equal monthly amount which, over the number of months remaining before the month in which the applicable tax installment would become delinquent (and without interest thereon), would provide a fund large enough to fully discharge before delinquency the estimated installment of taxes to be paid. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payment shall be adjusted as required to provide the fund needed to pay the applicable taxes before delinquency. If the amounts paid to Lessor by Lessee under the provisions of this Paragraph are insufficient to discharge the obligations of Lessee to pay such Real Property Taxes as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of the obligations of Lessee under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may, subject to proration as provided in Paragraph 10.1 (a), at the option of Lessor, be treated as an additional Security Deposit under Paragraph 5.

     10.2 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "REAL PROPERTY TAXES" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in applicable law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Premises or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

     10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.4 PERSONAL PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property or, at Lessor's option, as provided in Paragraph 10.1(b).

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered with other premises.

12.  ASSIGNMENT AND SUBLETTING.

     12.1 LESSOR'S CONSENT REQUIRED.

          (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "ASSIGNMENT") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

          (b) A change in the control of Lessee shall constitute an assignment requiring Lessor's consent. The transfer, on a cumulative basis, of twenty-five percent (25%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

          (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of the execution by Lessor of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "NET WORTH OF LESSEE" for purposes of this Lease shall be the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles consistently applied.

          (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or Subletting as a noncurable Breach, Lessor shall have the right to either: (i) terminate this Lease or (ii) upon thirty
(30) days written notice ("Lessor's Notice"), increase the monthly Base Rent to fair market rental value or one hundred ten percent (110%) of the Base Rent then in effect, whichever is greater. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and market value adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition), or one hundred ten percent (110%) of the price previously in effect, whichever is greater, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease form shall be increased in the same ratio as the new market rental bears to the Base Rent in effect immediately prior to the market value adjustment.

          (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and injunctive relief.

     12.2 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

          (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease. (ii) release Lessee of any obligations hereunder, or (iii) after the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

          (b) Lessor may accept any rent or performance or Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

          (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or sublease.

          (d) In the event of any Default or Breach of Lessee's obligations under this Lease, Lessor may proceed directly against Lessee, any Guarantors or any one else responsible for the performance of the Lessee's obligations under this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

          (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness or the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $1,000 or ten percent (10%) of the current monthly Base Rent, whichever is greater, as reasonable consideration for Lessors considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

          (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

          (g) The occurrence of a transaction described in Paragraph 12.1(c) shall give Lessor the right (but not the obligation) to require that the Security Deposit be increased to an amount equal to six (6) times the then monthly Base Rent, and Lessor may make the actual receipt by Lessor of the amount required to establish such Security Deposit a condition to Lessor's consent to such transaction.

          (h) Lessor, as a condition to giving its consent to any assignment or subletting, may require that the amount and adjustment structure of the rent payable under this Lease be adjusted to what is then the market value and/or adjustment structure for property similar to the Premises as then constituted.

     12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

          (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease. Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment or such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

          (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior Defaults or Breaches of such sublessor under such sublease.

          (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

          (d) No sublessee shall further assign or sublet all of any part of the Premises without Lessor's prior written consent.

          (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.  DEFAULT; BREACH; REMEDIES.

     13.1 DEFAULT; BREACH. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said Default. A "DEFAULT" is defined as a failure by the Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "BREACH" is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

          (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

          (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent or any other monetary payment required to be made by Lessee hereunder, whether to Lessor or to a third party, as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three
(3) days following written notice thereof by or on behalf of Lessor to Lessee.

          (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Law per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the recission of an unauthorized assignment or subletting per Paragraph 12.1(b), (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

          (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, that are to be observed, complied with or performed by Lessee, other than those described in subparagraphs (a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) days period and thereafter diligently prosecutes such cure to completion.

          (e) The occurrence of any of the following events: (i) The making by lessee of any general arrangement or assignment for the benefit of creditors;
(ii) Lessee's becoming a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

          (f) The discovery by Lessor that any financial statement given to Lessor by Lessee or any Guarantor of Lessee's obligations hereunder was materially false.

          (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a guarantor, (ii) the termination of a guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a guarantor's becoming insolvent or the subject a bankruptcy filing, (iv) a guarantor's refusal to honor the guaranty, or (v) a guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the guarantors that existed at the time of execution of this Lease.

      13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth of the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1 %). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraphs 13.1 (b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1 (b), (c) or (d). In such case, the applicable grace period under subparagraphs 13.1 (b), (c) or (d) and under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

          (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and abandonment and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. See Paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.

          (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

          (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

     13.3 INDUCEMENT RECAPTURE IN EVENT OF BREACH. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "INDUCEMENT PROVISIONS," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, any such inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph shall not be deemed a waiver by Lessor of the provisions of this Paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

     13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

     13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of the Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by the holders of any ground lease, mortgage or deed of trust covering the Premises whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "CONDEMNATION"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the land area not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises. No reduction of Base Rent shall occur if the only portion of the Premises taken is land on which there is no building. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages: provided, however, that Lessee shall be entitled to any compensation separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation, except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.  BROKER'S FEE.

     15.1 The Brokers named in Paragraph 1.10 are the procuring causes of this Lease.

     15.2 Upon execution of this Lease by both Parties, Lessor shall pay to said Brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Brokers (or in the event there is no separate written agreement between Lessor and said Brokers, the sum of $______________ ) for brokerage services rendered by said Brokers to Lessor in this transaction.

     15.3 Unless Lessor and Brokers have otherwise agreed in writing, Lessor further agrees that: (a) if Lessee exercises any Option (as defined in Paragraph 39.1) or any Option subsequently granted which is substantially similar to an Option granted to Lessee in this Lease, or (b) if Lessee acquires any rights to the Premises or other premises described in this Lease which are substantially similar to what Lessee would have acquired had an Option herein granted to Lessee been exercised, or (c) if Lessee remains in possession of the Premises, with the consent of Lessor, after the expiration of the term of this Lease after having failed to exercise an Option, or (d) if said Brokers are the procuring cause of any other lease or sale entered into between the Parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, or
(e) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then as to any of said transactions, Lessor shall pay said Brokers a fee in accordance with the schedule of said Brokers in effect at the time of the execution of this Lease.

     15.4 Any buyer or transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph 15. Each Broker shall be a third party beneficiary of the provisions of this Paragraph 15 to the extent of its interest in any commission arising from this Lease and may enforce that right directly against Lessor and its successors.

     15.5 Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any named in Paragraph 1.10) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Brokers is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

     15.6 Lessor and Lessee hereby consent to and approve all agency relationships, including any dual agencies, indicated in Paragraph 1.10.

16.  TENANCY STATEMENT.

     16.1 Each Party (as "RESPONDING PARTY") shall within ten (10) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "Tenancy Statement" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

     16.2 If Lessor desires to finance, refinance, or sell the Premises, any part thereof, or the building of which the Premises are a part, Lessee and all Guarantors of Lessee's performance hereunder shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three
(3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due at the rate of 12% per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Paragraph 13.4.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.

23.  NOTICES.

     23.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

     23.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. It any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any preceding Default or Breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, with such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.  SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

     30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty (30) days following receipt of such notice for the cure of said default before invoking any remedies Lessee may have by reason thereof. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

     30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

     30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "NON-DISTURBANCE AGREEMENT") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

     30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. ATTORNEY'S FEES. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) or Broker in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorney's fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the Premises, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof and the right to install, and all revenues from the installation of, such advertising signs on the Premises, including the roof, as do not unreasonably interfere with the conduct of Lessee's business.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lessor interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.  CONSENTS.

     (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' or other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, practice or storage tank, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. Subject to Paragraph 12.2(e) (applicable to assignment or subletting), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Except as otherwise provided, any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgement that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

     (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.  GUARANTOR.

     37.1 If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be in the form most recently published by the American Industrial Real Estate Association, and each said Guarantor shall have the same obligations as Lessee under this Lease, including but not limited to the obligation to provide the Tenancy Statement and information called for by Paragraph 16.

     37.2 It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give: (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and including in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signature of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Lessees part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39.  OPTIONS.

     39.1 DEFINITION. As used in this Paragraph 39 the word "OPTION" has the following meaning: (a) the right to extend the terms of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on the property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

     39.2. OPTIONS PERSONAL TO ORIGINAL LESSEE. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee while the original Lessee is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

     39.3 MULTIPLE OPTIONS. In the event that Lessee has any Multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

     39.4 EFFECT OF DEFAULT ON OPTIONS.

          (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three
(3) or more notices of Default under Paragraph 13.1, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

          (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

          (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of Default under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40. MULTIPLE BUILDINGS. If the Premises are part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of such other buildings and their invitees, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by

Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessees obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such Multiple Parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.


LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

     IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER(S) OR THEIR AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place on the dates specified above to their respective signatures.


Executed at IRVINE, CA.                 NET
           --------------------------   Executed at
on FEB. 27, 1997                                   -----------------------------
   ----------------------------------   on
by LESSOR:                                --------------------------------------
   Makena Properties, a California      by LESSEE:
   corporation                             Ansys, Inc., a California corporation
   ----------------------------------   ----------------------------------------

By                                      By
  -----------------------------------     --------------------------------------
Name Printed: Norman N. Nowell          Name Printed:
              -----------------------                 --------------------------
Title: President                        Title:
       ------------------------------          ---------------------------------
By
  -----------------------------------   By
Name Printed:                             --------------------------------------
             ------------------------   Name Printed:
Title:                                                --------------------------
      -------------------------------   Title:
Address: 23792 Rockfield Blvd.,                ---------------------------------
         Suite 101
         ----------------------------   Address:
         Lake Forest CA 92630
         ----------------------------            ----------------------------
Tel. No. (714)461-7161
         ----------------------------            ----------------------------
Fax No.  (714)461-7162                  Tel. No.
         ----------------------------            ----------------------------
                                        Fax No.
                                                 ----------------------------

                                   ADDENDUM TO
             STANDARD INDUSTRIAL/COMMERCIAL SINGLE TENANT LEASE-NET
                                  (AIREA 1990)

     This Addendum is made as of November 1, 1996 by and between Ansys, Inc., a California corporation ("Lessee") and Makena Properties, a California corporation ("Lessor"), with respect to the Standard Industrial/Commercial Single Tenant Lease - Net (American Industrial Real Estate Association (1990)) between Lessor and Lessee dated concurrently herewith ("AIREA Lease"). The AIREA Lease, as amended hereby is hereafter referred to as the "Lease". To the extent that the provisions of this Addendum are inconsistent with the terms and conditions of the AIREA Lease, such inconsistencies shall take priority as follows: (i) printed or written inserts to this Addendum, (ii) typed, printed or written inserts to the AIREA Lease, (iii) this Addendum, and (iv) the printed form AIREA Lease. References to "Paragraphs" below means paragraphs in the AIREA Lease, and references to "Sections" below means the sections of this Addendum. All capitalized terms not otherwise defined herein shall have the meaning set forth in the AIREA Lease.

     1.2 PREMISES. The Premises consist of Tract 13343, Lot 12, Orange County ("County"), California ("Land"), and the improvements ("Improvements") to be constructed thereon pursuant to Section 51.

     1.3 TERM. The period commencing on the Commencement Date and ending the ten
(10) calendar years after: (i) the Commencement Date, or (ii) if the Commencement Date is other than on the first day of a calendar months ("Starting Stub Month"), then the end of the month in which the Commencement Date occurred (the "Term").

     1.4 Lessee shall be entitled up to 30 days early occupancy as provided in
Section 3.4.

     1.5 Initially, the Base Rent shall equal $47,945.

     1.6 $47,945, to be applied to the first full calendar month after the Commencement Date, shall be paid within 5 days after notice from Lessor that it has acquired the Land. Upon the Commencement Date, Lessee shall pay the Base Rent for the remainder of the calendar month in which the Commencement Date occurs.

     1.7 Initially $47,945, and thereafter maintained at one month's Base Rent.

     1.8 Production and sales (provided that such sales are limited to wholesale transactions which do not be violate applicable zoning and covenants, conditions and restrictions of record) of substance abuse testing kits and other medical kits; and all other operations incident to the conduct of such business which is not in violation of law or covenants, conditions and restrictions of record.

     1.9 Lessee is the Insuring Party.

     2.4 Lease Section 2.4 is deleted. Lessee shall accept the Improvements when and as provided in Section 51.4(b). Except as provided in the Lease or this Addendum, Lessee acknowledges that Lessor and its brokers and agents have made no representations or warranties to Lessee whatsoever.

     3.2 Deleted. Except as provided in Section 3.4, Lessee shall not be entitled to occupy the Premises prior to the Commencement Date.

     3.3 Deleted.

     3.4 COMMENCEMENT DATE. The Commencement Date shall be the earlier of (i) occupancy of the Premises, or (ii) the later of (A) 30 days after the Substantial Completion Date, as defined in Section 51.4(b) or (B) January 1, 1998. After the Substantial Completion Date and before the Commencement Date, and provided Lessee complies with all insurance requirements in this Lease, Lessee may enter the Premises for utility installations, set-up and fixturization purposes, but not operating of Lessee's business, without being deemed to be in occupancy. Upon the Commencement Date, the parties shall execute the Commencement Date Memorandum in the form attached hereto as Exhibit A.

     3.5 OPTION TO EXTEND. Lessee shall have one option ("Extension Option") to extend the Term of this Lease for a period of five years. The Extension Option may be exercised only in the event that Lessee is not in default under this Lease upon the date of exercise. The Extension Option must be exercised by notice in writing of such exercise, delivered by Lessee to Lessor, not later than 6 months prior to the end of the Term. The Base Rent for the Option Term shall be the greater of (i) the Base Rent then in effect (as periodically adjusted pursuant to the Section 4.1), or (ii) 95% of the "FRV". The "FRV" means the then fair rental value being charged for similar premises in the vicinity of the Premises, presuming all terms and conditions of this Lease, such FRV being determined commencing at the beginning of the month which is two (2) months prior to the commencement of the Option Term, whereupon Lessor and Lessee shall attempt to agree upon the FRV. If the parties are unable to agree upon the FRV prior to the end of such month, then within ten (10) days thereafter each party, at its cost and by giving notice to the other party, shall appoint a real estate appraiser with at least ten (10) years full-time industrial appraisal experience in the Central and Southern Orange County area to appraise and determine such FRV. If a party does not appoint an appraiser within ten (10) days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the FRV. If there are two appraisers appointed by the parties as stated in this paragraph, they shall met promptly and attempt to set the FRV. If the two appraisers are unable to agree within fifteen (15) days after the second appraiser has been appointed, they shall attempt to elect a third appraiser meeting the qualifications stated in this section within ten (10) days after the last day the two appraisers are given to set the FRV. If the two appraisers are unable to agree on the third appraiser, either of the parties to this Lease, by giving ten (10) days notice to the other party, can apply to the then president of the County Real Estate Board, or to the presiding judge of the Superior Court of the County, for the selection of a third appraiser meeting the qualifications stated in this section. Each of the parties shall bear one-half of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party. Within fifteen (15) days after the selection of the third appraiser, a majority of the appraisers shall set the FRV. If a majority of the appraisers are unable to set the FRV, the FRV shall be the two closest appraisals (unless the appraisals are equidistant, in which case, the middle appraisal shall be the FRV).

     4.4 CPI. The Base Rent shall adjust as set forth herein on the beginning of the 30th, 60, 90 and 150th months after the Commencement Date or, if applicable, the end of the Starting Stub Month (each an "adjustment date"). On each adjustment date, the Base Rent shall be increased, but not decreased, to a sum equal to the initial Base Rent multiplied by a fraction, the numerator of which is the Index for the third calendar month prior to the adjustment date and the denominator of which is the Index for the third calendar month prior to the Commencement Date. Notwithstanding the foregoing, the increase in the Base Rent on each adjustment date shall be not less than 10.24% nor more than 20.48%. The "Index" means the Consumer Price Index - All Urban Consumers (Los Angeles - Long Beach; Anaheim Area: Base 1967 = 100), as published by the United States Department of Labor, Bureau of Labor Statistics. Should the Bureau discontinue the publication of the Index, or publish the same less frequently, or alter the same in some other manner, then Lessor and Lessee shall adopt a substitute index or procedure which is most similar to the Index (as of the date of execution of this Lease) in reflecting consumer prices. In the event Lessor and Lessee cannot agree on such alternative index, then the adjustment as of each adjustment date shall be 15.36%.

     6.2(a) The definition in Lease Section 6.2(a) of "Hazardous Substances" is deleted and replaced by the following: (A) any hazardous or toxic materials, pollutants, effluents, contaminants, radioactive materials, flammable explosives, chemicals known to cause cancer or reproductive toxicity, emissions or wastes including, without limitation: asbestos, petroleum and petroleum by-products, urea formaldehyde foam insulation, polychlorinated biphenyl ("Material"); (B) substances defined as "hazardous substances", "hazardous materials", "toxic substances" or "hazardous wastes" or the like in any Hazardous Substances Laws; (C) any Material whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is a basis for liability of Lessor to any governmental agency or third party under any applicable statute or common law theory; and (D) all substances now or hereafter designated by the Governor of the State of California pursuant to the Safe Drinking Water and Toxic Enforcement Act of 1986 as being known to cause cancer or reproductive toxicity.

     6.2(c) Add to the end of the first sentence: "or otherwise deposited or released in, on or under the Premises on or after the Commencement Date by any person other than Lessor, its employees and agents; provided that Lessor shall reasonably cooperate with Lessee's prosecution of third parties who have deposited Hazardous Substances on the Premises."

     6.2(d) The term "Hazardous Substances Laws" mean any federal, state or local law.

     3.3 Condition Failure. If Buyer timely disapproves any condition in Section
3.2 or Section 4 in writing, this Agreement shall automatically terminate, and thereafter the parties shall have no further obligation or liability under this Agreement, except as provided in this subsection. The Deposit shall be returned to Buyer. Buyer's failure to provide timely written notice of disapproval shall be deemed a waiver thereof. Any cancellation fee or other costs of the Escrow Holder shall be borne equally by Seller and Buyer and each party shall pay its own expenses.

4. TITLE. Buyer agrees to take title to the property subject to (i) unpaid real property taxes and assessments relating to the period after the "Commencement Date" (defined in the Lease), and (ii) Exception Nos. 9-16 in Preliminary No. 00601697 M07 issued by Chicago Title Company dated as of November 16, 1996 ("PTR"). If Buyer receives notice from the Escrow Holder that it intends to revise the PTR to include one or more additional exceptions to title, Buyer may, within five (5) days of such notice, notify Seller ("Buyer's Title Notice") of the additional title exceptions to which it objects ("Title Objections"), provided, however, that Buyer may object only if Buyer reasonably determines that the exceptions materially and adversely affect the use and enjoyment of the Property for Buyer's contemplated use. If Buyer fails to deliver timely notice within the required period, Buyer shall be deemed to have approved the Title Objections. Seller shall have the shorter of five (5) days after Buyer's Title Notice, or until two (2) Business Days before the Closing Date, within which to deliver to Buyer a notice ("Seller's Title Notice") indicating whether Seller will eliminate or cure such Title Objections by the Closing. If Seller elects to eliminate or cure a Title Objection, the elimination or curing by Seller of the Title Objections shall be completed on or before the Closing. If Seller (a) does not deliver Seller's Title Notice within the required time, or (b) notifies Buyer that Seller is unable or unwilling to cure such Title Objections, Buyer shall have three (3) days to elect to waive such Title Objections or deliver to Seller written notice terminating this Agreement pursuant to Section 3.3. If Buyer fails to give Seller notice of its



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

election within the time set forth in the previous sentence, Buyer shall be deemed to have elected to waive such Title Objections.

     The term "Permitted Exceptions" shall mean (i) all exceptions to title listed in the PTR, except as noted above; (ii) any additional exceptions to which Buyer does not object in Buyer's Title Notice; and (iii) the Lease and any other matter that is approved, caused, permitted or suffered by Buyer, its employees, agents, representatives or affiliates. Notwithstanding anything to the contrary in this Section 4, Seller shall eliminate any and all title exceptions consisting of: mechanics liens for work caused by Seller; judgment liens against Seller; liens for taxes not required to have been paid by Buyer under the Lease; monetary liens, mortgages, deeds of trust, security agreements and fixture filings executed by Seller; and leases or purchase options executed by Seller other than the Lease.

5.   CONDITIONS TO CLOSING

     5.1 Buyer's Closing Conditions. Buyer's obligation to purchase the Property is expressly conditioned on the fulfillment of each of the conditions precedent at or before Closing described below ("Buyer's Closing Conditions"). Buyer's Closing Conditions are under Lease Section 8 which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

     8.8 Add to the end: "except for such injuries or losses to the extent attributable to Lessor's gross negligence or willful misconduct".

     10.5 TAX CONTESTS. Lessee shall not be required to pay, discharge, or remove any tax (including penalties and interest), assessment, tax lien, forfeiture, or other imposition or charge against the Premises or any part of the Premises or any improvements, so long as Lessee diligently and in good faith contests the validity or the legality of the assessment, levy, or charge by appropriate legal proceedings; provided however, that Lessee, prior to the date that the tax, assessment, imposition, or charge is due and payable, shall either have paid it under protest or shall have, (i) in the case of Real Property Taxes, posted a bond with Lessor sufficient to cover the amount of the taxes and penalties and interest and, (ii) in the case of taxes other than Real Property Taxes, given to Lessor a letter executed by an officer of Lessee assuring Lessor that the tax, assessment, imposition, or charge will be paid when and to the extent that the legal proceedings conclude in a final determination that the tax, assessment, imposition, or charge is valid, legal and owing. Upon such final determination, Lessee agrees to immediately pay the contested tax, assessment, imposition, or charge, together with all interest and penalties, if any, and remove and discharge any lien or forfeiture arising from the prior nonpayment. Any proceedings for contesting the validity, legality, or amount of any tax, assessment, imposition, or charge, or to recover any tax, assessment, imposition, or charge paid by Lessee, may be brought by Lessee in the name of Lessor or in the name of Lessee, or both, as Lessee deems advisable. Lessor agrees that Lessor will, upon the reasonable request of Lessee, execute or join in the execution of any instrument or document necessary in connection with any proceeding. However, if any proceedings are brought by Lessee, Lessee agrees to indemnify, defend, protect and hold harmless Lessor for all loss, cost, or expense that may be imposed on Lessor in connection with the proceeding. Lessee's right to contest taxes as provided in this Lease shall not extend beyond the point where Lessor's title to the Premises could be lost. In any event, Lessee shall notify Lessor in advance of any tax contest proceedings that Lessee intends to initiate, and shall then inform Lessor of all significant developments in the proceedings as they may occur. If any assessments for local improvements become a lien after the Commencement Date, Lessee shall pay only the installments of the assessments that become due and payable during the Term. On the request of Lessee,

Lessor agrees to cooperate or join with Lessee in any application that may be necessary to permit the payment of the assessments in installments.

     10.6 Any reimbursement of Real Property Taxes due from Lessor to Lessee shall be paid within 10 days of written request therefor.

     12.1 LESSOR'S CONSENT REQUIRED. Notwithstanding anything to the contrary in Lease Section 12.1(a), (b) or (c): Addendum Section 12.1(e) shall prevail. Notwithstanding Lease Section 12.1(b) Lessor's consent shall not be required for a change in control resulting from the sale of shares in Lessee pursuant to a public offering registered pursuant to the federal Securities Act of 1933.

     12.1(e) ASSIGNMENT TO AFFILIATES. Lessee shall have the right to assign the Lease and the Section 50 option to any Affiliate without Lessor's consent. "Affiliate" means any entity controlling, controlled by or under common control with Lessee, and any entity acquiring (by way of purchase, merger or consolidation) all or substantially all of the assets of Lessee.

     12.4 SUBLEASE OR ASSIGNMENT PROFITS. Lessor shall be entitled to 50% of all "Profits" from the assignment or sublease of any or all of the Premises excluding the Additional Improvements (defined in Section 51.1(a)), for which Lessor shall be entitled to 0% of the Profits. Profits shall equal (i) the sum of all consideration received by Lessee from such sublessee or assignee for or relating to the Premises, less (ii) direct, out-of-pocket costs incurred in effecting such sublease or assignment. Lessee shall provide all information reasonably requested by Lessor relating to the determination of such profits. If the entire Premises (including the Additional Improvements) are assigned or subleased in a single transaction or series of related transactions, the parties shall equitably allocate Profits between the Additional Improvements and the remainder of the Premises.

     13. 1(g) Deleted.

     13.2(e) OTHER LESSOR REMEDIES.

     The parties expressly acknowledge that Section 13.2(a)(iii) is intended to comply with California Civil Code Section 1951.2(c)(1). Lessor has the remedy described in California Civil Code Section 1951.4 (Lessor may continue the Lease in effect after Lessee's breach and abandonment and recover rent as it becomes due) and Lessee expressly agrees and acknowledges that any and all limitations this Lease to Lessee's sublease and assignment rights are reasonable.

     In any action of unlawful detainer commenced by Lessor against Lessee by reason of any default hereunder, Lessee acknowledges that the monthly fair rental value of the Premises for the period of the unlawful detainer shall be not less than the amount of monthly Base Rent, plus one twelfth of all additional Rental paid during the most recent calendar year.

     Lessee hereby waives any right of redemption or relief from forfeiture under any present of future law, if Lessee is evicted or Lessor takes possession of the Premises by reason of any default by Lessee hereunder. The various rights and remedies reserved to Lessor herein, including those not specifically described herein, shall be cumulative, and except as otherwise provided by statutory law in force and effect at the time of the execution hereof, Lessor may pursue any or all of such rights and remedies, whether at the same time or otherwise. One or more waivers by Lessor of any breach or default shall not be a waiver of any other breach or default of the same or any other provision. Lessor's consent to or approval of any act by Lessee requiring Lessor's consent or approval shall not be deemed to waive or render unnecessary Lessor's consent to or approval of any subsequent similar act by Lessee. The receipt by Lessor of any Rental with or without knowledge of the breach of any other provision hereof shall not be deemed a waiver of any such breach. No partial payment of Rental (and no acceptance of a partial payment, regardless of any notation on or accompanying the check) shall be effective to waive the remaining unpaid Rental or constitute an accord and satisfaction unless Lessor executes a written agreement explicitly waiving any such unpaid Rental. No delay or omission in the exercise of any right or remedy accruing to Lessor upon any breach by Lessee under this Lease shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring.

     13.3 Deleted.

     13.5.1 Lessee acknowledges and agrees that in the event of a Lessor default, Lessee's sole and exclusive remedy shall be to seek monetary damages; provided however, if Lessor defaults its obligation to execute and deliver the Sale Agreement pursuant to Section 50, then in lieu of damages, Lessee shall be entitled to the remedy of specific performance. Lessee expressly waives all other remedies, including without limitation: specific performance, injunction, any right to terminate the Lease for any reason whatsoever (including without limitation California Civil Code Sections 1932(2), 193.3(4) and 1941 or any other current or future law), and statutory, legal or equitable self help remedy (including without limitation California Civil Code Section 1942 or any other current or future law).

     15.2 is deleted. Lessor shall pay a total commission of $212,000, 50% to Lessor's Broker and 50% to Lessee's Broker. Such commission shall be payable, 50% within 45 days after mutual execution of the Lease, and 50% promptly after occupancy of the Premises by Lessee and the commencement of Base Rent.

     15.3 is deleted. No brokers or others shall have any right whatsoever to any commission or finders' fee in the event of an exercise of the Extension Option or the Purchase Option.

     15.4 Deleted.

     17.1 LESSOR PERSONAL LIABILITY. Anything in this Lease to the contrary notwithstanding, Lessee agrees that it shall look solely to the estate and property of Lessor in the land and buildings comprising the Premises, subject to prior rights of the holder of any ground lease, mortgage or deed of trust of the Premises (such net value being the "equity", and provided that if such equity is less than $100,000, then Landlord shall be personally liable for the difference, up to a maximum of $100,000), for the collection of any judgment (or other judicial process) requiring the payment of money by Lessor in the event of any default or breach by Lessor with respect to any of the terms, covenants to be observed or performed by Lessor, and no other assets of Lessor shall be subject to levy, execution or any procedures as a remedy of Lessee; provided however, if Lessor sells the Premises and the buyer does not assume all liability arising prior to the transfer under this Lease, then Lessor shall remain personally liable up to the amount of the net proceeds from such sale. In the event of any transfer of Lessor's interest in the Premises and assumption of the Lease by the buyer, Lessor shall be automatically relieved of any and all obligations and liabilities on the part of Lessor accruing from and after the date of such transfer.

     21. RENTAL. The term "Rental" means each and every payment required to be made by Lessee pursuant to this Lease including without limitation Base Rent, utilities, taxes, insurance premiums, late charges and interest and utility charges, repairs and maintenance incurred by Lessor on Lessee's behalf. All Rental shall be paid when due and without notice except as expressly provided to the contrary in this Lease. Lessee waives any right of offset, demand or deduction against Rental pursuant to California Code of Civil Procedure ("CCP") Section 431.70 or otherwise. All Rental constitutes "rent" or "rental" under the unlawful detainer statutes (CCP Section 1161 et seq.)

     31.1 BANKRUPTCY FEES. If Lessee files for protection under, or voluntarily or involuntarily becomes subject to, any chapter of the United States Bankruptcy Code or similar state insolvency laws, the other party shall be entitled to any and all Fees incurred to protect such party's interest and other rights under this Lease, whether or not such action results in a discharge.

     26.1 HOLDOVER. Should Lessee holdover with or without the consent of Lessor, such holdover shall be a tenancy at sufferance upon all of the terms and conditions set forth herein, except that the Base Rent shall be increased to 200% of the Base Rent in effect at the end of the Term.

     32.1 Notwithstanding Lease Section 32, provided Lessee is not then in default, during the first 24 months after the Commencement Date, Lessor shall not post For Sale or For Lease signs and shall not enter the Premises for the purpose of showing the Premises to prospective buyers or tenants.

     36(b) Deleted.

     39.2 Notwithstanding Lease Section 39.2, the Purchase Option may be assigned to an "Affiliate" as defined in Addendum Section 12.1(e).

     39.4(a)(iv) Deleted.

     39.4(c)(ii) and (iii) Deleted.

     49. CONTINGENCIES. Lessor's obligations under this Lease are expressly subject to and contingent upon the conditions below. If one or more of the conditions are not satisfied of waived when and as required, this Lease shall automatically terminate.

     (a) Lessor has a contract to purchase the real property portion of the Premises, If such contract fails to close for any reason by March 5, 1997, then this Lease shall automatically terminate, unless Lessor waives such condition prior to such date.

     (c) If Lessor has not received equity and loan financing to purchase the real property and build the Improvements in an amount and upon on terms and conditions acceptable to Lessor on or before March 5, 1997, then this Lease shall automatically terminate, unless Lessor waives such condition prior to such date.

     50. PURCHASE OPTION. Lessee shall have the option ("Purchase Option") to purchase the Premises. The Purchase Option may be exercised only by satisfaction of the following conditions on or before end of the 18th calendar month after the Commencement Date, or if applicable the end of the Starting Stub Month: the execution and delivery of two originals of the Sale Agreement in the form attached as Exhibit B hereto, with the "Effective Date" set no later than the date delivered to Lessor. Upon receipt, Lessor covenants to execute both originals, return one to Lessee and deliver one to escrow. Thereafter, upon any default by Lessee after expiration of any applicable notice and cure periods under the Sale Agreement. this Option shall automatically and irrevocably terminate. The Purchase Option is personal to the original Lessee and may not be assigned to any person or entity, except to an Affiliate, as defined in Section 12.5(e). In the event of an assignment or sublease of this Lease or any portion of the Premises by Lessee other than to an Affiliate, the Purchase Option shall terminate. Promptly after purchase of the Land, Lessor shall record a Memorandum of Option in the form of Exhibit C. Lessee covenants to record a quitclaim or termination of the Memorandum of Option is a form acceptable to Lessor upon expiration of the Purchase Option.

     51. IMPROVEMENTS. Lessor shall construct the following "Improvements" on the Premises as provided herein:

     51.1 SPECIFICATIONS.

     (a) SHELL. The Improvements shall include an industrial building shell having the following characteristics:

     (i) not more than 65,000 sq. ft. single story, high image, concrete tilt-up shell with high performance reflective glass in office/entry areas;

     (ii) 24 ft. minimum under-beam clearance;

     (iii) calculated high hazard sprinkler system (.60 GPM);

     (iv) 2400 Amp, 277/480, 3-phase, 4 wire main electrical service;

     (v) 6" concrete slab (minimum 3,000 PSI);

     (vi) ventilated skylights per code in warehouse area;

     (vii) two (2) ground level (12' x 20') doors in warehouse area;

     (viii) double truck well with two (2) roll-up doors (10' x 10');

     (ix) office area improvements per a mutually agreed space plan with restrooms per code; and

     (x) an additional shell area (without office build-out) of not more than 20,000 sq. ft. as shown on the floor plans to be prepared pursuant to the second paragraph of Section 51.3(a) ("Additional Improvements") and generally having the same specifications as provided in subsections (ii)-(vi);

     (b) INTERIOR. Lessor shall build shell interior improvements, including without limitation, the following: plumbing from stubbed in slab, electrical distribution (main electrical panel provided as part of shell), interior improvements in the office area to lessee's specifications ("Interior Improvements"). The parties shall subsequently agree upon detailed plans and specifications for the Interior Improvements which shall then be attached hereto and made a part hereof.

     (c) EXTERIOR. Curbs, gutters, paving, striping, and base landscaping to code. No signage.

     (d) STANDARDS. Improvements shall be completed in a first-class, workmanlike manner in compliance with all applicable laws. Lessor shall obtain customary construction warranties from the contractors.

     51.2 INTERIOR ALLOWANCE.

     (a) Lessor shall pay the cost of all Shell and Exterior Improvements, and up to $1,000,000 of Interior Improvements ("Improvement Allowance"), to be credited by Lessor toward the "Costs" of constructing the Section 51.1(b) improvements to be constructed by Lessor for Lessee. As used herein, the term "Costs" shall mean and refer to all costs expended by Lessor relative to the construction of the Interior Improvements which shall include, but shall not be limited to, cost of equipment, material and labor, contractor's field overhead and fee, architectural and engineering costs related to Interior Improvements, governmental agency fees, testing and inspection costs, the cost of any requirements regarding construction which are imposed by any federal, state or local governmental. entity or agency which are not reflected in the plans and specifications, Lessor's direct field supervision fees, sales and use taxes (but not real property taxes), permits, plan check fees, bonds and other costs directly related to the construction of the Lessee Improvements, but excluding any of Lessor's overhead expenses or payments to any employees of Lessor except as specifically set forth above.

     (b) In the event that the Costs of the Interior Improvements exceed the Improvement Allowance, as estimated as part of the Budget approval set forth in
Section 51.3(b) below, or due to additional costs which could not be anticipated by Lessor, including, but not limited to, those incurred due to "Lessee Delays", as described in Section 51.3(b) and (c), and due to additional requirements imposed by governmental entities and agencies, Lessee shall (i) post cash, letters of credit or other security reasonably acceptable to Lessee for such excess, and (ii) the pay to Lessor, upon presentation of the invoices therefor, the difference between the Improvement Allowance and the actual costs of constructing the Interior Improvements.

     Section 51.3 PLANS

     (a) PREPARATION. The site plan and floor plans and specifications are attached hereto as Exhibit D ("Preliminary Plans"). Lessor and Lessee hereby agree to use their respective best good faith efforts to cause all plans and specifications and working drawings (the "Plans") with respect to the Improvements in accordance with the Preliminary Plans to be completed and signed by the parties as soon as possible. Lessor shall cause the Plans to be prepared by a California licensed architect, to be selected subject to Lessee's reasonable approval, working in conjunction with Lessee and its space planner on the basis of a description of the Improvements provided to Lessor by Lessee and Lessee shall have ten (10) business days after receipt of the Plans to notify Lessor of any changes in such Plans required by Lessee. In the event Lessor does not receive such notice from Lessee within such ten (10) day period, the Plans shall be deemed approved by Lessee.

     (b) INTERIOR BIDS. Lessor shall prepare and deliver to Lessee for Lessee's approval as soon as reasonably possible a non-binding preliminary estimate of the Costs of the Interior Improvements (the "Budget"). Upon Lessee's approval of such Budget, Lessor shall obtain a fixed bid for all of the Interior Improvements work required pursuant to the Plans. In the event such bid is more than the Budget, Lessee shall have the right to require new bids on such work in the manner set forth in this subsection (b) and any delay in the Commencement Date caused by obtaining such bids shall not be deemed to be a Lessee Delay hereunder. In the event the bid obtained by Lessor is equal to or less than the Budget, Lessee shall nevertheless have a right to require new bids on all or a portion of such work in the manner set forth in this subsection (b) ("Lessee Elective Bid"), but any delay in the Commencement Date caused by a Lessee Elective Bid shall be deemed to be a Lessee Delay hereunder. Upon receipt of the initial bid obtained by Lessor, Lessee shall deliver to Lessor its written approval, disapproval or modifications thereto or to any particular item contained therein within five (5) business days after delivery of such bid to Lessee along with a request for new bids to be obtained if Lessee desires to exercise its right to obtain new bids. If the bidding procedure is instituted by Lessee, Lessor shall obtain bids for each bid item so required by Lessee from at least three (3) contractors (or subcontractors in the event such bid is required only for particular items of such work) approved by Lessor and Lessee. The bid specifications shall be detailed and shall set forth clearly on an item by item basis the components of the work to be submitted for bid. Lessee shall be entitled to attend the bid opening and shall be given reasonable notice thereof. Within five (5) days after receipt of the bids, Lessee may either approve a bid, disapprove all bids or approve one or more bids for negotiation. Should Lessee approve any bids for negotiation, such negotiation shall be concluded as soon as reasonably possible but in no event later than ten (10) days after commencement of negotiations by either acceptance of one bid or by rejection of all. If the new bids shall result in a total bid in excess of the Budget, Lessee shall have the right to either accept such increased costs or to cause the Plans to be revised in order to cause the Costs of Interior Improvements to be reduced, and such revised Plans shall then be submitted to bid. Any delay in the Commencement Date caused by such revision of the Plans and resubmittal to bid shall not be deemed to be a Lessee Delay hereunder unless it is as a result of a Lessee Elective Bid.

     (c) In the event that Lessee desires to change the plans and specifications for the Interior Improvements after the Budget has been approved, as provided in
Section 51.3(b), Lessee shall provide notice of such proposed change to Lessor for Lessor's prior written approval which approval shall not be unreasonably withheld. Lessor's approval of such proposed change order shall include an estimate of the additional or decreased Costs resulting from such a change, as well as an estimate of the delay or time-saving involved in complying with such change order. Such additional Costs, to the extent that they are in excess of the Improvement Allowance shall be paid by Lessee to Lessor as set forth in
Section 51.3(b). That part of the actual time delay in the Commencement Date caused solely by such change shall be considered a "Lessee Delay" hereunder and any time by which the Commencement Date is accelerated as a result of such change shall be set off against any other Lessee Delay hereunder. Lessor agrees to use its best efforts to pursue such change orders without delay and to reasonably work with the contractor so as to avoid any unreasonable Lessee Delay.

     51.4 COMPLETION OF IMPROVEMENTS.

     (a) Upon agreement on the Plans, Lessor shall immediately commence the Improvements and thereafter diligently prosecute such construction to completion, subject to force majeure.

     (b) The Premises shall be deemed to be "substantially completed" when the work of construction of the Improvements has been substantially completed in accordance with the approved working drawings as evidenced by the delivery to Lessee of a certificate as described herein of Lessor's architect or space planner, and final inspection has been approved by the appropriate City of Lake Forest official. Within three business days after receipt of a notice from the Lessor that the Premises are substantially completed, Lessee shall inspect the Premises with Lessor and deliver a punchlist of any construction defects and items to be completed to achieve substantial completion. Upon delivery of the punchlist, Lessee shall be deemed to have accepted the Premises in an "AS IS" condition, subject only to completion of the punchlist and any latent construction defects. The punchlist is deemed to be "minor" if or when the cost of completing the punchlist (as reasonably estimated by lessor's architect) is less than $10,000 and such punchlist items do not materially affect Lessee's use and operation of the Premises. The date the punchlist is determined to be minor is the "Substantial Completion Date". Lessor shall diligently complete as soon as reasonably possible any punchlist items.

     (c) Lessee's current lease expires December 31, 1997. Provided final working drawings have been approved by Lessee and the City of Lake Forest by June 1, 1997, then if substantial completion is not achieved by December 1, 1997 plus periods of force majeure not to exceed 15 days plus Lessee Delays ("Required Delivery Date"), Lessor shall be responsible for the excess, if any, of Lessee's then current rental costs over the Rental that would have been payable under the Lease from January 1, 1998 through the later of occupancy (excluding moving and fixturization only) or the date fifteen (15) days after the Substantial Completion Date ("Delay Rents"). Lessee shall be entitled to offset Delay Rents against Base Rent. If substantial completion is not achieved by March 1, 1998, Lessee shall have the option to terminate this Lease on or before March 10, 1998, provided however that Lessee shall remain liable for all Costs in excess of the Improvement Allowance for Interior Improvements completed through March 10, 1998.

     51.5 LESSEE DELAY. Notwithstanding anything to the contrary contained in this Lease, upon the Commencement Date, Lessee shall pay to Lessor an additional payment of a sum calculated by multiplying the per them fixed monthly Base Rent times the number of days of delay which are due to Lessee Delays.

     51.6 BUILDING AREA. Upon substantial completion, Lessor's architect shall determine the "Building Area", meaning the gross number of square feet of the shelf, measured to the exterior of the walls.

                                     Makena Properties, a California corporation


                                     By: /s/ Norman N. Nowell
                                         ---------------------------------------
                                         Norman N. Nowell, President



                                     Ansys, Inc., a California corporation


                                     By: /s/ Stephen K. Schultheis
                                         ---------------------------------------
                                     Title: President

Exhibits: A Commencement Date Memorandum
B Sale Agreement
C Memorandum of Option
D Preliminary Plans

                                    EXHIBIT B

                                 SALE AGREEMENT

     This Lot Sale Agreement (the "Agreement"), dated as of _____________, 199_ ("Effective Date"), is made between __________________________________
("Seller") and __________________________________________________ ("Buyer").

                                    RECITALS

     Subject to the terms of this Agreement, Seller wishes to sell, and Buyer wishes to purchase, the Property defined in Section 1.3.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and conditions herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller and Buyer agree as follows:

1.   PURCHASE AND SALE OF PROPERTY

     1.1 Significant Definitions. The terms below are hereby defined as follows:

          "Closing Date": _____________ [24 months after the "Commencement Date", as defined in the Lease].

          "Deposit": $50,000.

          "Lease": Standard Industrial/Commercial Single Tenant Lease - Net (American Industrial Real Estate Association (1990)) between Buyer and Seller dated as of November 1, 1996.

          "Lot": Tract 12 Lot Nos. 13343 in the project commonly known as Pacific Commercentre, in Lake Forest, California.

          "Purchase Price": $5,578,000

     1.2 Purchase and Sale. Upon the terms and subject to the conditions of this Agreement, Seller shall sell to Buyer, and Buyer shall purchase from Seller, the Property (as defined in Section 1.3 and Section 1.4) at Closing (as defined in Section 8.2).

     1.3 Description of Property. Subject to Section 1.4, the "Property" shall consist of the following:

     (a) Land and Improvements. The Lot specifically described in Exhibit A, and any improvements thereon (the "Improvements").

     (b) Appurtenances. The interest of Seller in all rights, privileges and easements appurtenant to the Lot and Improvements, including all minerals, oil, gas and other hydrocarbon substances on and under the Lot, as well as all development rights, air rights, water, water rights and water stock relating to the Lots and Improvements and any other easements, rights-of-way or appurtenances used in connection with the beneficial use or enjoyment of the Lot and Improvements and, to the extent that they relate to the Lot and Improvements, all of Seller's rights, easements or other interests, if any, in and to adjacent streets, alleys and rights-of-way, and water and sewer taps, sanitary or storm sewer capacity or reservations and rights under utility agreements with any applicable governmental or quasi-governmental entities or agencies with respect to the providing of utility services to the Lot, and all permits, development rights and construction warranties with respect to the Lot and Improvements ("Appurtenances"). The Lot, Improvements and Appurtenances are collectively referred to as the "Real Property," The Real Property shall be transferred to Buyer at Closing (as defined in Section 8.2) pursuant to a grant deed in the form of Exhibit B (the "Grant Deed").

2.   PURCHASE PRICE

     2.1 Amount. Buyer shall pay the Purchase Price for the purchase of the Property, Buyer shall deliver the Purchase Price to Seller through "Escrow" (as defined in Section 8.1) in immediately available federal funds at Closing, in accordance with Section 8.4.

     2.2 Deposit. Within two (2) Business Days after the full execution of this Agreement by the parties, Buyer shall deliver the Deposit in cash to the Chicago Title Company ("Escrow Holder"), which shall be non-refundable except upon a default by Seller.

3.   CONDITION OF PROPERTY.

     3.1 Inspection. Buyer has been and through the Closing will be the sole tenant of the Property. Buyer is fully aware of all aspects of the Property. Buyer agrees, and represents and warrants, that it will purchase the Property "as is" and solely in reliance on its own investigation of the Property. Buyer agrees, and represents and warrants, that it has conducted an investigation and determine to its satisfaction each and every matter of concern or relevance relating to the Property, including without limitation the financial, legal title, physical and environmental condition of the Property, soils, settlement or subsidence conditions, applicable governmental laws and regulations, zoning, building code, access, environmental, environmental and land use laws and regulations and the extent to which the Property complies therewith, and the fitness of the Property for Buyer's contemplated use, the presence of hazardous materials on the Property and, in general, its environmental condition, title matters and contracts to be assumed by Buyer (collectively, the "Condition of the Property"). Subject to the other provisions of this Agreement, Buyer agrees and represents and warrants, that (i) it will purchase the Property subject to each and every Condition of the Property, including adverse conditions that may not have been revealed by its investigation of the Property, (ii) Seller has no obligation to repair, correct or compensate Buyer for any Condition of the Property, and (iii) by acquiring the Property, Buyer shall be deemed to have waived any and all objections to the Condition of the Property, whether or not any Condition of the Property would have been disclosed by inspection. Buyer shall be deemed to agree that no Condition of the Property, whether or not known or discovered by either Buyer or Seller at a later date, shall affect this transaction and the Purchase Price paid for the Property hereunder, and that Buyer shall be obligated to purchase the Property notwithstanding the Condition of the Property.

     Except to the extent provided in Section 9.2, Buyer hereby waives, releases, acquits, and forever discharges Seller, and Seller's agents, directors, officers and employees to the maximum extent permitted by law, of and from any and all claims, actions, causes of action, demands, rights, liabilities, damages, losses, costs, expenses, or compensation whatsoever, direct or indirect, known or unknown, foreseen or unforeseen, that it now has or which may arise in the future on account of or in any way growing out of or connected with the Condition of the Property. BUYER EXPRESSLY WAIVES ANY OF ITS RIGHTS

GRANTED UNDER CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

     Initials: Buyer:______________ Seller:______________

     3.2 Books and Records Contingency Review. Seller shall make available for inspection, review and copying by Buyer, at Buyer's sole cost and expense, such documents, plans, records, files and other information respecting the Property that are in Seller's possession (collectively, the "Books and Records"). Seller shall make the Books and Records available to Buyer at the offices of Seller for inspection on reasonable prior notice, which may be written or oral. Seller makes no representation or warranty regarding the correctness, accuracy or completeness of the Books and Records. The term "Books and Records" specifically excludes corporate, financial and accounting records and documents regarding the operations of Seller or its predecessor in title or their affiliates or subsidiaries as an entity, as opposed to records concerning only the Property; attorney-client communications and attorney work product and property valuation information; loan documents regarding loans no longer encumbering any of the Property, information regarding potential buyers, marketing records, accounting data regarding properties formerly owned by Seller or its predecessor in title, and agreements and records regarding the partnerships that own or formerly owned any other Property; and Books and Records that have been lost or destroyed or are in the possession of others. It shall be a condition for Buyer's benefit that, on or before fifteen (10) days after the Effective Date, Buyer shall investigate and approve, in its sole discretion, the Section 3.2 Books and Records.

     3.3  Condition Failure. If Buyer timely disapproves any condition in
Section 3.2 or Section 4 in writing, this Agreement shall automatically terminate, and thereafter the parties shall have no further obligation or liability under this Agreement, except as provided in this subsection. The Deposit shall be returned to Buyer. Buyer's failure to provide timely written notice of disapproval shall be deemed a waiver thereof. Any cancellation fee or other costs of the Escrow Holder shall be borne equally by Seller and Buyer and each party shall pay its own expenses.

4. TITLE. Buyer agrees to take title to the property subject to (i) unpaid real property taxes and assessments relating to the period after the "Commencement Date" (defined in the Lease), and (ii) Exception Nos. 9-16 in Preliminary No. 00601697 M07 issued by Chicago Title Company dated as of November 16, 1996 ("PTR"). If Buyer receives notice from the Escrow Holder that it intends to revise the PTR to include one or more additional exceptions to title, Buyer may, within five (5) days of such notice, notify Seller ("Buyer's Title Notice") of the additional title exceptions to which it objects ("Title Objections"), provided, however, that Buyer may object only if Buyer reasonably determines that the exceptions materially and adversely affect the use and enjoyment of the Property for Buyer's contemplated use. If Buyer fails to deliver timely notice within the required period, Buyer shall be deemed to have approved the Title Objections. Seller shall have the shorter of five (5) days after Buyer's Title Notice, or until two (2) Business Days before the Closing Date, within which to deliver to Buyer a notice ("Seller's Title Notice") indicating whether Seller will eliminate or cure such Title Objections by the Closing. If Seller elects to eliminate or cure an Title Objection, the elimination or curing by Seller of the Title Objections shall be completed on or before the Closing. If Seller (a) does not deliver Seller's Title Notice within the required time, or (b) notifies Buyer that Seller is unable or unwilling to cure such Title Objections, Buyer shall have three (3) days to elect to waive such Title Objections or deliver to Seller written notice terminating this Agreement pursuant to Section 3.3. If Buyer fails to give Seller notice of its election within the time set forth in the previous sentence, Buyer shall be deemed to have elected to waive such Title Objections.

     The term "Permitted Exceptions" shall mean (i) all exceptions to title listed in the PTR, except as noted above; (ii) any additional exceptions to which Buyer does not object in Buyer's Title Notice; and (iii) the Lease and any other matter that is approved, caused, permitted or suffered by Buyer, its employees, agents, representatives or affiliates. Notwithstanding anything to the contrary in this Section 4, Seller shall eliminate any and all title exceptions consisting of: mechanics liens for work caused by Seller; judgment liens against Seller; liens for taxes not required to have been paid by Buyer under the Lease; monetary liens, mortgages, deeds of trust, security agreements and fixture filings executed by Seller; and leases or purchase options executed by Seller other than the Lease.

5.   CONDITIONS TO CLOSING

     5.1 Buyer's Closing Conditions. Buyer's obligation to purchase the Property is expressly conditioned on the fulfillment of each of the conditions precedent at or before Closing described below ("Buyer's Closing Conditions"). Buyer's Closing Conditions are solely for Buyer's benefit and any and all of Buyer's Closing Conditions may be waived in writing by Buyer in whole or in part without prior notice.

     (a) Title. Title to the Real Property shall be conveyed to Buyer by Grant Deed subject to the Permitted Exceptions. It shall be a Buyer's Closing Condition that the Escrow Holder shall be irrevocably and unconditionally committed to issue to Buyer a CLTA standard coverage Owner's Policy ("Title Policy") insuring title to the Real Property in an amount equal to the Purchase Price, subject only to the Permitted Exceptions.

     (b) Delivery of Closing Documents. It shall be a Buyer's Closing Condition that Seller shall deliver through escrow the documents specified in Section 8.3.

     (c) Performance of Covenants. It shall be a Buyer's Closing Condition that Seller shall perform the material covenants of Seller under this Agreement to be performed by Seller before Closing.

     5.2 Seller's Closing Conditions. Seller's obligation to sell the Property is expressly conditioned upon the fulfillment of each of the conditions precedent at or before Closing described below ("Seller's Closing Conditions"). Seller's Closing Conditions are solely for Seller's benefit and any or all of Seller's Closing Conditions may be waived in writing by Seller in whole or in part without prior notice.

     (a) Purchase Price. It shall be a Seller's Closing Condition that Buyer shall have delivered to Seller through Escrow the Purchase Price, upon satisfaction of Seller's closing obligations.

     (b) Delivery of Closing Documents and Funds. It shall be a Seller's Closing Condition that Buyer deliver through Escrow the documents and funds specified in Section 8.4.

     (c) Performance of Covenants. It shall be a Seller's Closing Condition that Buyer shall have performed the material covenants of Buyer under this Agreement.

     5.3 Termination. If Buyer's Closing Conditions or Seller's Closing Conditions, as the case may be, are not approved or waived (including a deemed waiver) within the time period allowed, this Agreement may be terminated by the party in whose favor the Closing Condition runs by written notice to the other. If this Agreement is so terminated, the parties shall have no further obligation or liability under this

Agreement, except as provided in Section 9, and this Section 5.3. Subject to Buyer's obligations and covenants under Section 3.1, the Deposit shall be returned to Buyer. Any cancellation fee or other costs of the Escrow Holder shall be borne equally by Seller and Buyer and each party shall pay its own expenses.

6.   [Not Used]

7. REPRESENTATIONS AND WARRANTIES. Seller hereby warrants and represents as of the date hereof and as of the Closing as set forth below:

     (a) Organization; Authority. Seller is a _________________ duly organized, validly existing and in good standing under the laws of the State of California. Seller has full power and authority to enter into and perform under this Agreement. Upon Buyer's request, Seller shall deliver to Buyer a copy of corporate resolutions from Seller (if a corporation) or from Seller's corporate general partners, if applicable.

     (b) Foreign Person. Seller is not a foreign person and is a "United States Person" as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

     (c) Litigation. Except for matters caused by Buyer, Seller has received no written notice of any pending litigation or arbitration proceeding or threatened litigation or arbitration directly affecting the Property or this transaction to which Seller is a party.

     (d) Government Action. Except for matters caused by Buyer, Seller has received no written notice from any governmental agency or private party concerning any governmental proceeding or investigation of the Property (including without limitation matters relating to "Hazardous Substances" (as defined in the Lease), any violation of any laws or covenants, conditions and restrictions with respect to the Property, any pending condemnation proceeding or any formal notice of condemnation involving the Property.

     (e) Hazardous Substances. Seller has no knowledge of: the use, installation, generation, production, storage, transportation to or from, or release on, under or about the Lot of "Hazardous Substances" (as defined in the Lease) on or prior to the "Substantial Completion Date" (as defined in the Lease) in violation of applicable law; the existence of underground storage tanks on the Lot prior to the Substantial Completion Date; and no liens relating to environmental matters had been filed against the Lot as of the Substantial Completion Date. Seller has not released any person from liability for environmental matters relating to the Lot except for the entity and its affiliates selling the Lot to Buyer.

     (f) Options. Except for the rights of Buyer, Seller has not entered into, and has no actual knowledge of, any options or rights of first refusal to purchase the Lot or any leases of any or all of the Lot (excepting subleases entered into by Buyer as sublessor, if any).

8.   CLOSING

     8.1 Escrow. An escrow ("Escrow") shall be opened with Escrow Holder at its office in Irvine, California, within two (2) Business Days after the full execution of this Agreement. Buyer and Seller shall promptly upon request therefor execute such additional escrow instructions as are reasonably required to consummate the transaction contemplated by this Agreement and are not inconsistent herewith.

     8.2 Closing. The "Closing" means the exchange of money and documents as described herein, and will be deemed to have occurred when Seller's Grant Deed to Buyer has been recorded. Seller and Buyer agree that the Closing shall occur on the Closing Date. The Closing will be at the offices of the Escrow Holder or such other place as the parties may agree.

     8.3 Seller's Closing Obligations. Not later than one (1) Business Day before the Closing Date, Seller shall deliver to the Escrow Holder for delivery to Buyer (or the party noted below) through Escrow the following:

     (a) The Grant Deed, duly executed and acknowledged by the Seller and in recordable form;

     (b)  The Assignment and Assumption Agreement in the form of Exhibit C.

     (c) Certificates required by Section 1445 of the Internal Revenue Code of 1986, as amended, and California Revenue and Taxation Code Section 18815 executed by Seller and in a form satisfactory to Buyer, to relieve Buyer of any potential transferee withholding liability under such Section;

     (d) Other documents reasonably required to properly consummate this transaction.

     8.4 Buyer's Closing, Obligations. Not later than one (1) Business Day before the Closing Date, Buyer will deliver to the Escrow Holder for delivery to Seller (or the party noted below) through Escrow the following:

     (a) Immediately available federal funds as are required to be paid by Buyer under this Agreement in an amount equal to the Purchase Price, minus the amount of the Deposit paid by Buyer and adjusted for estimated prorations and closing costs;

     (b) Such proof of Buyer's authority and authorization to enter into this Agreement and perform hereunder, and such proof of power and authority of the individuals executing and/or delivering any instruments, documents or certificates on behalf of Buyer to act for and bind Buyer as may reasonably be required by the Escrow Holder; and

     (c) The Assignment and Assumption Agreement in the form of Exhibit C and the Special tax Disclosure Agreement in the form of Exhibit D.

     (d) Other documents reasonably required to properly consummate this transaction.

     8.5 Close of Escrow. If on the Closing Date, (i) the Escrow Holder holds and can deliver the documents described in Section 8.3 and Section 8.4, (ii) the Escrow Holder is irrevocably and unconditionally committed to issue the Title Policy with respect to the Property, (iii) the Buyer has delivered the funds required under Section 8.4(a), and (iv) the Escrow Holder can record the Grant Deed for the Property, then the Escrow Holder shall:

     (a)  Record the Grant Deed;

     (b) Deliver the Purchase Price (less Seller's share of any net prorations and closing costs) as directed by Seller;

     (c)  Deliver the remaining documents to the parties specified in Section
8.3 and Section 8.4;

     (d) Deliver the remaining funds to Seller or Buyer, as the case may be, after taking into account all items chargeable to the account of Seller and Buyer pursuant to Section 8.7 and Section 8.8; and

     (e)  Deliver the Special Tax Disclosure Agreement to the County of Orange.

     8.6  Termination of Escrow. If Closing does not take place as set forth in
Section 8.2, then the Escrow shall terminate, all documents deposited into Escrow shall be returned to the respective parties, and, subject to Section 9, the Deposit shall be returned to Buyer.

     8.7 Prorations. Buyer shall be entitled to the prepaid portion of rents on the Lease and to the amount of the Lease security deposit. Real property taxes and current installments of assessments applicable to the Property and other expenses applicable to the Property shall not be prorated.

     8.8 Closing Costs. Seller shall pay the real property transfer taxes on this transaction and the premium for a standard form (CLTA) owner's policy of title insurance in the amount of the Purchase Price. Buyer shall pay any additional premiums or charges with respect to the Title Policy, including any extended coverage and endorsements. Seller and Buyer shall each pay one-half of the escrow fees. Seller shall pay the costs of recording any necessary releases or reconveyances, and Buyer shall pay the costs of recording the Grant Deed and any other documents. All other closing costs shall be divided as is customary in Orange County. This Section 8.8 shall survive the Closing.

     8.9 Commissions. Except for any brokers and commissions specified in the Lease, Buyer and Seller each represent and warrant to the other that no fee or commission shall be payable by reason of this transaction either to such party, or to any broker or finder representing Buyer. Each party agrees to defend, indemnify and hold harmless the other party harmless from and against any and all liabilities, claims, demands, damages, or costs of any kind (including attorneys' fees, costs and expenses) arising from or connected with any broker's or finder's fee or commission or charge ("Broker Claims") claimed to be due by any person arising from or by reason of such party's conduct with respect to this transaction. The provisions of this Section 8.9 shall survive Closing hereunder.

     8.10 Parties to Bear Own Expenses. Each of the parties hereto shall pay all the costs and expenses incurred or to be incurred by them in negotiating and preparing this Agreement and in carrying out the transaction contemplated hereby.

     8.11 General Escrow Instructions. The general escrow instructions in Exhibit E are hereby incorporated herein by this reference. Any conflict between this Agreement and Exhibit E shall be construed in favor of this Agreement.

9.   DEFAULT

     9.1  Buyer's Default.

     (a) Default. Buyer shall be deemed to be in default hereunder if Buyer fails, for any reason other than Seller's default hereunder, to meet, comply with or perform any covenant, agreement or obligation on its part required within the time limits and in the manner required in this Agreement.

     (b) Liquidated Damages. IF THE CLOSING FAILS TO OCCUR BY REASON OF DEFAULT OF BUYER UNDER THE TERMS OF THIS AGREEMENT, BUYER SHALL BE RESPONSIBLE

FOR ALL CANCELLATION CHARGES REQUIRED TO BE PAID TO ESCROW HOLDER AND ANY ESCROW CHARGES. IN ADDITION, THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES SHALL TERMINATE AND THE DEPOSIT SHALL BE IMMEDIATELY DELIVERED BY ESCROW HOLDER TO SELLER ON SELLER'S REQUEST. THE DEPOSIT SHALL BE DEEMED LIQUIDATED DAMAGES FOR BUYER'S FAILURE TO ACQUIRE THE PROPERTY AS SELLER'S SOLE AND EXCLUSIVE REMEDY AGAINST BUYER (INCLUDING, WITHOUT LIMITATION, SELLER'S RIGHTS TO SEEK SPECIFIC PERFORMANCE OF THIS AGREEMENT AND TO RECEIVE DAMAGES FOR FAILURE TO ACQUIRE THE PROPERTY) WHICH SUM SHALL BE PRESUMED TO BE A REASONABLE ESTIMATE OF THE AMOUNT OF ACTUAL DAMAGES SUSTAINED BY SELLER BY REASON OF BUYER'S BREACH OF ITS OBLIGATION TO ACQUIRE THE PROPERTY. FROM THE NATURE OF THIS TRANSACTION, IT IS IMPRACTICABLE AND EXTREMELY DIFFICULT TO FIX THE ACTUAL DAMAGES THAT SELLER WOULD SUSTAIN, SHOULD BUYER BREACH ANY OF ITS OBLIGATIONS. THE IMPRACTICABILITY AND DIFFICULTY OF FIXING ACTUAL DAMAGES IS CAUSED BY, WITHOUT LIMITATION, THE FACT THAT THE PROPERTY IS UNIQUE. GIVEN THE FOREGOING, AMONG OTHERS, BUYER AND SELLER AGREE THAT LIQUIDATED DAMAGES ARE PARTICULARLY APPROPRIATE FOR THIS TRANSACTION AND AGREE THAT SAID LIQUIDATED DAMAGES SHALL BE PAID IN THE EVENT OF BREACH BY BUYER, NOTWITHSTANDING ANY WORDS OR CHARACTERIZATIONS PREVIOUSLY USED OR HEREIN CONTAINED IMPLYING ANY CONTRARY INTENT, THE PAYMENT OF SUCH AMOUNT AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677. NOTHING HEREIN SHALL, HOWEVER, BE DEEMED TO LIMIT BUYER'S LIABILITY TO SELLER FOR DAMAGES OR INJUNCTIVE RELIEF FOR BREACH OF ANY OTHER OBLIGATION OF BUYER HEREUNDER (OTHER THAN ITS OBLIGATION TO ACQUIRE THE PROPERTY), INCLUDING INDEMNITY OBLIGATIONS OF BUYER, OR FOR ATTORNEYS' FEES AND COSTS AS PROVIDED IN SECTION 11.14.

     Buyer's Initials __________ Seller's Initials ___________

     9.2 Seller's Default.

     (a) Default. Seller shall be deemed to be in default hereunder if Seller fails, for any reason other than Buyer's default hereunder or the failure of a condition precedent to Seller's obligation to perform hereunder, to meet, comply with, or perform any covenant, agreement or obligation on its part required within the time limits and in the manner required in this Agreement, or there shall have occurred a material breach of any representation or warranty (made by Seller); provided, however, no such default shall be deemed to have occurred unless and until Buyer has given Seller written notice thereof, describing the nature of the default, and Seller has failed to cure such default within fifteen
(15) days of receipt of such notice (but in any event before the Closing Date, unless such default occurs after Closing).

     (b) Remedies. If Seller shall be deemed to be in default under Section 9.2(a) at or before Closing, and Buyer does not waive such default, Buyer may pursue any or all remedies to which it may be entitled.

10. RISK OF LOSS. If before Closing any action or proceeding is commenced for the condemnation or exercise of the rights of eminent domain of the Property or any portion thereof, or if Seller is notified by the duly authorized officer of a duly empowered condemning authority, or if any major casualty event occurs, then at Buyer's option either (i) at Closing Seller shall assign and turn over, and Buyer shall be entitled to keep, all awards for the taking by eminent domain or insurance proceeds which accrue to Seller and the parties shall proceed with the Closing, without modifying the terms of this Agreement and without reducing the Purchase Price; or (ii) Buyer may terminate this Agreement in which case the Deposit shall be returned to Buyer. Seller shall not negotiate, resist or stipulate to the condemning action without Buyer's written consent. In any event, the Closing shall not be affected, delayed or prevented as a result of such condemning action.

11.  MISCELLANEOUS.

     11.1 Definition of Business Day. For purposes of this Agreement, "Business Day" means any day other than Saturday, Sunday or a holiday observed by national or federally chartered banks. Any event specified to occur on a non-Business Day shall be extended automatically to the end of the first Business Day thereafter.

     11.2 Binding Effect. Subject to the restrictions on assignment contained in
Section 11.3, this Agreement shall be binding on and shall inure to the benefit of the parties to it and their respective legal representatives, successors and assigns.

     11.3 Assignment. This Agreement may not be assigned by Buyer without Seller's prior written consent which may be withheld in Seller's sole discretion.

     11.4 Severability. If any term, covenant, provision, paragraph or condition of this Agreement shall be illegal, such illegality shall not invalidate the whole Agreement, but, to the extent permitted by law, the Agreement shall be construed to give effect to the intent manifested by the portion held inoperative or invalid and the rights and obligations of the parties shall be construed and enforced accordingly.

     11.5 Entire Understanding. This Agreement represents the entire understanding of Buyer and Seller and supersedes all prior and concurrent written or oral agreements or representations, if any, relative to the subject matter involved.

     11.6 Amendments. This Agreement may not be modified, changed or supplemented except by written instrument signed by both parties.

     11.7 California Law. The interpretation and performance of this Agreement shall be governed by the laws of the State of California applied to agreements to be performed entirely within the State of California by residents of the State of California.

     11.8 Waiver. Other than deemed waivers provided for herein, all waivers by either party shall be in writing. The waiver by either party of any breach of any term, covenant or condition of this Agreement shall not be deemed a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition of this Agreement.

     11.9 Notices. The notice provisions in the Lease are hereby incorporated herein by this reference.

     11.10 Captions. The captions inserted herein are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement or the intent of any of the provisions hereof.

     11.11 Exhibit. All exhibits and schedules referred to herein are incorporated by reference as though fully set forth herein.

     11.12 Time of the Essence. Time is of the essence in this Agreement and failure to comply with this provision shall be a material breach of this Agreement.

     11.13 Attorneys' Fees. Should any party institute any action, proceeding, suit, arbitration, appeal or other similar proceeding or other non-judicial dispute resolution mechanism ("Action") to enforce or interpret this Agreement or of any provision hereof, or for a declaration of rights hereunder, the prevailing party in such Action shall be entitled to receive from the other party(s) all reasonable attorneys' fees, accountants' fees, expert witness fees, and any and all other similar fees, costs and expenses incurred by the prevailing party in connection with the Action and preparations therefor ("Fees"). If any party files for protection under, or voluntarily or involuntarily becomes subject to, any chapter of the United States Bankruptcy Code or similar state insolvency laws, any other party shall be entitled to any and all Fees incurred to protect such party's interest and other rights under this Agreement, whether or not such action results in a discharge.

     11.14 Counterparts. This Agreement may be executed in counterparts, each of which when executed shall be deemed an original and all of which counterparts taken together shall constitute but one and the same instrument. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to form one document.

     11.15 Notice of Special Tax. Contemporaneously with the execution of this Agreement, Buyer shall execute the Notice of Special Tax for Community Facilities District No. 87-7, County of Orange, California, attached hereto after the signature page.

     11.16 Aircraft Environmental Impact Declaration. Pursuant to the Conditions of Approval imposed by the County of Orange in connection with the Pacific Commercentre, Seller makes the following Declaration:

We make this Declaration concerning aircraft environmental impact for the purpose and subject to the same conditions and limitations as shown in that certain notice concerning aircraft environmental impacts recorded December 1, 1983, as Instrument No. 83-549335 in the Official Records of Orange County, California. The Pacific Commercentre property is subject to overflight, sight and sound of aircraft operating from El Toro Marine Corps Air Station.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.


                             "Buyer"
                                    --------------------------------------------

                                    By:
                                       -----------------------------------------

                                       Name:
                                            ------------------------------------

                                       Title:
                                             -----------------------------------

                           "Seller" Makena, Properties, a California corporation


                                        By:
                                           -------------------------------------
                                           Norman Nowell, President

[Parties must initial Section 3.5 and Section 9.1(b) and Buyer execute the Notice of Special Tax following this page]

Acceptance:
Chicago Title Company


By:
    ------------------------------------
       Margie Wheeler, Escrow Officer

                              NOTICE OF SPECIAL TAX

                     COMMUNITY FACILITIES DISTRICT NO. 87-7
                          COUNTY OF ORANGE, CALIFORNIA

TO: THE PROSPECTIVE PURCHASER OF THE REAL PROPERTY KNOWN AS:

Lot 12 of Tract Map No. 13343

     THIS IS A NOTIFICATION TO YOU PRIOR TO YOUR ENTERING INTO A CONTRACT TO PURCHASE THIS PROPERTY. THE SELLER IS REQUIRED TO GIVE YOU THIS NOTICE AND TO OBTAIN A COPY SIGNED BY YOU TO INDICATE THAT YOU HAVE RECEIVED AND READ A COPY OF THIS NOTICE.

     (1) This property is subject to a special tax, which is in addition to the regular property taxes and any other charges, fees, special taxes and benefit assessments on the parcel. It is imposed on this property because it is a new development, and may not be imposed generally upon property outside of this new development. If you fail to pay this tax when due each year, the property may be foreclosed upon and sold. The tax is used to provide public facilities or services that are likely to particularly benefit the property. YOU SHOULD TAKE THIS TAX AND THE BENEFITS FROM THE FACILITIES AND SERVICES FOR WHICH IT PAYS INTO ACCOUNT IN DECIDING WHETHER TO BUY THIS PROPERTY.

     (2) Since this parcel is currently Undeveloped Property, the maximum special tax which may be levied against this parcel to pay for public facilities and services is $10,432.69 per acre during the 1994-1995 tax year. If this parcel was Developed Property (i.e., if a building permit had been issued by March 1, 1994), then the maximum special tax which could have been levied against this parcel to pay for public facilities and services during the 1994-1995 tax year would have been the greater of (a) $0.27 per square foot of land or (b) $0.70 per square foot of improvements. This amount will be increased by 3.5 percent per year after that. The special tax will be levied each year until all of the authorized facilities are built and all special tax bonds are repaid and may be levied forever thereafter to pay for ongoing service costs.

     (3) The authorized facilities and fees which are being paid for by the special taxes, and by the money received from the sale of bonds which are being repaid by the special taxes, are:

     Water and sewer acreage fees and the construction, purchase, modification, expansion, improvement or rehabilitation of a local and regional park, fire stations, sheriff substation, library, storm drains and the roadway improvements to be constructed as part of the Foothill Circulation Phasing Program, which roadway improvements include all related work for grading, paving, drainage, sewer and water facilities and utilities, together with improvements to intersections and other appurtenant work.

     The facilities may not yet have all been constructed or acquired and it is possible that some may never be constructed or acquired.

     In addition, the special taxes may be used to pay for costs of the following services:

     Police protection, fire protection, ambulance, paramedic, flood and storm protection, recreation program, library, park and open space services, including, but not limited to, the operation and maintenance of storm drains, parks and parkways.

     YOU MAY OBTAIN A COPY OF THE RESOLUTION OF FORMATION WHICH AUTHORIZED CREATION OF THE COMMUNITY FACILITIES DISTRICT AND WHICH SPECIFIES MORE PRECISELY HOW THE SPECIAL TAX IS APPORTIONED AND HOW THE PROCEEDS OF THE TAX WILL BE USED, FROM THE COUNTY OF ORANGE COUNTY ADMINISTRATIVE OFFICE BY CALLING (714) 834-3055. THERE MAY BE A CHARGE FOR THIS DOCUMENT NOT TO EXCEED THE REASONABLE COST OF PROVIDING THE DOCUMENT.

     I (WE) ACKNOWLEDGE THAT I (WE) HAVE READ THIS NOTICE AND RECEIVED A COPY OF THIS NOTICE PRIOR TO ENTERING INTO A CONTRACT TO PURCHASE OR DEPOSIT RECEIPT WITH RESPECT TO THE ABOVE-REFERENCED PROPERTY. I (WE) UNDERSTAND THAT I (WE) MAY TERMINATE THE CONTRACT TO PURCHASE OR DEPOSIT RECEIPT WITHIN THREE DAYS AFTER RECEIVING THIS NOTICE IN PERSON OR WITHIN FIVE DAYS AFTER IT WAS DEPOSITED IN THE MAIL BY GIVING WRITTEN NOTICE OF THAT TERMINATION TO THE OWNER, SUBDIVIDER OR AGENT SELLING THE PROPERTY.

DATE: [EFFECTIVE DATE]                  By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    EXHIBIT A


LOT 12 OF TRACT NO. 13343, IN THE COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP RECORDED IN BOOK 647, PAGES 23 THROUGH 32 INCLUSIVE OF MISCELLANEOUS MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT AN UNDIVIDED HALF INTEREST IN AND TO ANY AND ALL MINERALS, WITHOUT LIMITATION, ALL OIL, GAS, HYDROCARBON AND SIMILAR RIGHTS, AND ALL WATER, WATER RIGHTS, GEOTHERMAL STEAM AND STEAM POWER, WITHIN OR UNDERLYING SUCH REAL PROPERTY, TOGETHER WITH THE PERPETUAL RIGHT OF DEVELOPMENT THEREOF; PROVIDED, HOWEVER, THAT THE RIGHTS HEREIN CONVEYED DO NOT INCLUDE THE RIGHT TO ENTER UPON THE SURFACE AND TOP 500 FEET OF THE SUBSURFACE OF SUCH REAL PROPERTY, AS PROVIDED IN DEED RECORDED JULY 3,1979 IN BOOK 13215, PAGE 646, OFFICIAL RECORDS, AS INSTRUMENT NO. 3449.

ALSO EXCEPT AN UNDIVIDED HALF INTEREST IN AND TO ANY AND ALL MINERALS LOCATED WITHIN THE REAL PROPERTY HEREINAFTER DESCRIBED, INCLUDING, WITHOUT LIMITATION, ALL OIL, GAS, HYDROCARBON AND SIMILAR RIGHTS, AND ALL WATER, WATER RIGHTS, GEOTHERMAL STEAM AND STEAM POWER, WITHIN OR UNDERLYING SUCH REAL PROPERTY, TOGETHER WITH THE PERPETUAL RIGHT OF DEVELOPMENT THEREOF; PROVIDED, HOWEVER, THAT THE RIGHTS HEREIN CONVEYED DO NOT INCLUDE THE RIGHT TO ENTER UPON THE SURFACE AND TOP 500 FEET OF THE SUBSURFACE OF SAID REAL PROPERTY, AS PROVIDED IN DEED RECORDED JULY 3,1979 IN BOOK 13215, PAGE 649, OFFICIAL RECORDS, AS INSTRUMENT NO. 3450.

                                    EXHIBIT B


RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:


-----------------------------------

-----------------------------------

-----------------------------------

--------------------------------------------------------------------------------
(Space above this line for Recorder's use)

                 Transfer tax not to be shown of public record.
                 See attached statement submitted herewith.

                                   GRANT DEED

     FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, ____________ ("Grantor"), hereby grants to _________ ("Grantee"), all that certain real property (the "Land") located in the County of Orange, State of California, and described on Exhibit A attached hereto and incorporated herein by this reference; subject, however, to: (a) taxes and assessments, both general and special, not now due and payable; (b) building and zoning ordinances, laws, regulations and restrictions by municipal or other governmental authority; (c) any and all leases, easements, rights-of-way, encumbrances, conditions, covenants, restrictions, reservations and exceptions of record; and (d) all other matters affecting title to the Land, whether or not of record including, but not limited to, road, highway, pipeline, railroad and utility easements which would be disclosed by a survey and inspection of the Property.

     SUBJECT TO the following prohibition: Construction of a "self storage project" on some or all of the Land is prohibited without the consent of the owner of Lot 20 of Tract 13343 ("Benefited Lot"). Such prohibition shall commence on September 5, 1995 and shall terminate on the earlier of (i) the later of termination of the CC&R or March 22, 2007, or (ii) December 31, 1997 if a self storage project having not less than 75,000 gross square feet of storage units has not been constructed on the Benefited Lot and a certificate of occupancy issued by such date. The term "self storage project" means a project having more than 10,000 gross square feet of individual storage rental units, partitioned for the exclusive use of one tenant, with separate secure access. "CC&R" means the Declaration of Covenants, Conditions and Restrictions for Pacific Commercentre between LADCO and Pacific Commercentre Partners (the "Original CC&R"), recorded on January 10, 1991, as Document No. 91-013945 in the Official Records of Orange County, California (the "Official Records"), as amended by that First Amendment to the Original CC&R, dated as of October 2, 1991, and recorded as Document No. 91-540892 in the Official Records, that Second Amendment to the Original CC&R dated as of September 2, 1992, and recorded as Document No. 92-606715 in the Official Records and that Third Amendment to the Original CC&R dated as of April 30, 1993, and recorded as Document No. 93-0666712 in the Official Records.

Dated:                         199   .
      ------------------------    ---     --------------------------------------


                                        By:
                                           -------------------------------------

                                    EXHIBIT C


RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:


-----------------------------------

-----------------------------------

-----------------------------------

--------------------------------------------------------------------------------
(Space above this line for Recorder's use)


                       ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement ("Agreement") is made as of __________, 199_ , by and between ("Assignee"), and _________________________ ("Assignor").

                                    RECITALS

     A. Assignor owns certain real property in Lake Forest, California described on Exhibit A hereto (the "Property"), being a portion of that development commonly known as Pacific Commercentre. In connection with the operation of the Property, Assignor is a party to the certain agreements ("Contracts") described below.

     B. Assignor and Assignee entered into that certain Sale Agreement dated as of _________________________, 199__, ("Purchase Agreement"), pursuant to which
Assignee has agreed to purchase the Property and assume the Contracts.

                                    AGREEMENT

     For valuable consideration, receipt of which is acknowledged, Assignor and Assignee agree as follows:

     1. Assignor grants, sells, transfers and assigns to Assignee, as of the date hereof, all of Assignor's right, title and interest in and to the following contracts to the extent they relate to the development, use and operation of the
Property:

     a. Obligation to implement a transportation management program complying with Condition of Approval No. 5, Board of Supervisors Resolution No. 87 1065, County of Orange.

     b. Foothill Circulation Phasing Plan Fee Credit Agreement No. D89-294 between PCP and the County of Orange, approved June 26, 1990.

     c. Fee Credit Agreement (Foothill Transportation Corridor) No. D89-305B between the Foothill/Eastern Transportation Corridor Agency, PCP and the County of Orange, approved July 17, 1990.

     d. The Standard Industrial/Commercial Single Tenant Lease - Net (American Industrial Real Estate Association (1990)) between Assignor and Assignee dated as of November 1, 1996, as amended from time to time.

     Assignee assumes all of Assignor's obligations arising on and after the date hereof under, or in connection with, the Contracts to the extent they relate to the Property, subject to the terms thereof. Assignee agrees to execute any and all assignment and/or assumption agreements required by public agencies to evidence Assignee's assumption of such obligations and the release of Assignor from the duty to perform such obligations. Assignee shall cooperate with Assignor in acknowledging such notices as may be required by law in connection with the acquisition of the Property.

     2. The Contracts are sold, conveyed and assigned "as is," "where is," "with all faults" and without any warranty or representation, express or implied, of any nature or sort, including, without limitation, any warranty of merchantability, fitness of use for a particular purpose, or otherwise, except as may specifically be provided otherwise in the Purchase Agreement.

     3. Should either party hereto institute any legal action or proceeding to enforce or interpret any provisions of this Agreement, the prevailing party shall be entitled to receive from the losing party such amount as the court may adjudge to be reasonable attorneys' fees for the services rendered to the prevailing party in such action or proceeding.

     4. This Agreement shall be binding on, and inure to the benefit of, the parties hereto, their successors in interest and assigns, subject, however, to the provisions of the Contracts regarding assignment.

     5. The interpretation and performance of this Agreement shall be governed by the laws of the State of California applied to agreements to be performed entirely within the State of California by residents of the State of California.

                                   ASSIGNEE:
                                            ------------------------------------
                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



                                   ASSIGNOR:
                                            ------------------------------------
                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                    EXHIBIT D


                       SPECIAL TAX DISCLOSURE AGREEMENT RE
                     COMMUNITY FACILITIES DISTRICT NO. 87-7
                      OF THE COUNTY OF ORANGE (LOS ALISOS)


     THIS SPECIAL TAX DISCLOSURE AGREEMENT RE COMMUNITY FACILITIES DISTRICT NO. 87-7 OF THE COUNTY OF ORANGE (LOS ALISOS) (the "Agreement") is entered into and is effective as of the ____ day of __________ 1995, by and between the COUNTY OF ORANGE, a political subdivision of the State of California (the "County"), for itself and on behalf of Community Facilities District No. 87-7 of the County of Orange (Los Alisos) (the "District"), and _____________________ a __________________ (the "Company").

                                    RECITALS

     A. The Board of Supervisors of the County of Orange (the "Board of Supervisors") has formed and established the District pursuant to the provisions of the Mello-Roos Community Facilities Act of 1982, Chapter 2.5 (commencing with
Section 53311) of Part I of Division 2 of Title 5 of the California Government Code (the "Act"). The parties hereto acknowledge that the District has been established as a legally constituted governmental entity pursuant to the Act. The land included within the District is described on the map attached to Resolution No. 88-750 adopted by the Board of Supervisors on May 24, 1988, and subsequently recorded with the County Recorder on May 27, 1988, in Book 41, Page 14 of the maps of assessment and community facilities districts.

     B. The Company owns a portion of the land within the District and acknowledges that the land is subject to the levy of a special tax (the "Special Tax") in accordance with the Rate and Method of Apportionment contained in Resolution No. 881007 adopted by the Board of Supervisors on June 29, 1988.

     C. The purpose of this Agreement is to set forth the provisions under which the Company will provide for disclosure of the Special Tax to prospective purchasers of its land.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

     1. Recitals. Each of the above recitals is incorporated herein and is true and correct.

     2.   Disclosure of Special Tax.

          (a) In consideration of the County's and the District's willingness to permit the financing of certain public improvements through the levy of the Special Tax, and, in certain cases, through the issuance of bonds by the District pursuant to the provisions of the Act, the Company agrees to provide disclosure of the Special Tax in accordance with this Agreement; provided, however, that nothing herein shall entitle the Company to compel the County or the District to levy the Special Tax or issue bonds in any particular amount, which actions shall remain within the sole discretion of the

County and the District. The Company covenants to deliver to each person or entity buying any land or improvements within the District from the Company the disclosure notice attached hereto as Attachment I and incorporated by reference herein (the "Special Tax Notice"). In all cases, the Special Tax Notice shall be provided prior to the opening of escrow for the purchase of any land or improvements and shall be signed by all buyers prior to any party becoming contractually obligated to purchase either land or improvements. The provision of the Special Tax Notice to buyers of new homes shall be in addition to the disclosure provided by any applicable Department of Real Estate reports. The Company shall provide copies of the Special Tax Notices, signed by each buyer of any land or improvements, to the County promptly upon execution by the buyer. The Company shall include the Special Tax Notice in all of its applications for Final Subdivision Reports required by the California Department of Real Estate.

          (b) The Company covenants that, with respect to sales of real property within the District by the Company to persons or entities who intend to construct residential units or commercial or industrial facilities for sale, the Company shall require as a condition precedent to its obligation to close an escrow for the sale of real property that the buyer execute an agreement with the County regarding disclosure of the Special Tax and that such agreement shall be in the form of this Agreement.

     3. Indemnification and Hold Harmless. The Company hereby assumes the defense of, and indemnifies and saves harmless the County, the District and each of their respective officers, directors, employees and agents, from and against all actions, damages, claims, losses or expenses of every type and description to which they may be subjected or put, by reason of, or resulting form, the failure by the Company to comply with this Agreement, provided that nothing in this Section 3 shall be understood or construed to mean that the Company agrees to indemnify the County or the District, or any of their respective officers, directors, employees or agents, for any negligent or wrongful acts or omissions to act of the County or the District, or any of their respective officers, directors, employees or agents.

     4. Governing Law. This Agreement and any dispute arising hereunder shall be governed by and interpreted in accordance with the laws of the State of California.

     5. Waiver. Failure by a party to insist upon the strict performance of any of the provisions of this Agreement by the other party, or the failure by a party to exercise its rights upon the default of the other party, shall not constitute a waiver of such party's right to insist and demand strict compliance by the other party with the terms of this Agreement thereafter.

     6. Singular and Plural; Gender. As used herein, the singular of any word includes the plural, and terms in the masculine gender shall include the feminine.

     7. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original. The delivery of an executed copy of this Agreement by the Company to an escrow company shall be deemed to be an offer by the Company to enter into this Agreement and shall be irrevocable by the Company for a period of forty (40) days. This Agreement shall become binding upon the County and the District upon execution by the County Administrative Officer or his designee.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year written below.

     Date:                              COUNTY OF ORANGE
          ---------------------------

                                        By:
                                           -------------------------------------
                                               County Administrative Officer

                                        COMMUNITY FACILITIES
                                        DISTRICT NO. 87-7 OF THE
                                        COUNTY OF ORANGE (LOS ALISOS)


                                        By:
                                           -------------------------------------
                                               County Administrative Officer

APPROVED AS TO FORM:

ADRIAN KUYPER,
County Counsel


By:
   ----------------------------------
Dated:                       , 19
      -----------------------    ----

                                        ----------------------------------------
                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                  Attachment 1

                              NOTICE OF SPECIAL TAX

                     COMMUNITY FACILITIES DISTRICT NO. 87-7
                          COUNTY OF ORANGE, CALIFORNIA

TO: THE PROSPECTIVE PURCHASER OF THE REAL PROPERTY KNOWN AS:

Lot ___________ of Tract Map No. __________________

        THIS IS A NOTIFICATION TO YOU PRIOR TO YOUR ENTERING INTO A CONTRACT TO PURCHASE THIS PROPERTY. THE SELLER IS REQUIRED TO GIVE YOU THIS NOTICE AND TO OBTAIN A COPY SIGNED BY YOU TO INDICATE THAT YOU HAVE RECEIVED AND READ A COPY OF THIS NOTICE.

        (1) This property is subject to a special tax, which is in addition to the regular property taxes and any other charges, fees, special taxes and benefit assessments on the parcel. It is imposed on this property because it is a new development, and may not be imposed generally upon property outside of this new development. If you fail to pay this tax when due each year, the property may be foreclosed upon and sold. The tax is used to provide public facilities or services that are likely to particularly benefit the property. YOU SHOULD TAKE THIS TAX AND THE BENEFITS FROM THE FACILITIES AND SERVICES FOR WHICH IT PAYS INTO ACCOUNT IN DECIDING WHETHER TO BUY THIS PROPERTY.

        (2) Since this parcel is currently Undeveloped Property, the maximum special tax which may be levied against this parcel to pay for public facilities and services is $10,432.69 per acre during the 1994-1995 tax year. If this parcel was Developed Property (i.e., if a building permit had been issued by March 1, 1994), then the maximum special tax which could have been levied against this parcel to pay for public facilities and services during the 1994-1995 tax year would have been the greater of ( a) $0.27 per square foot of land or (b) $0.70 per square foot of improvements. This amount will be increased by 3.5 percent per year after that. The special tax will be levied each year until all of the authorized facilities are built and all special tax bonds are repaid and may be levied forever thereafter to pay for ongoing service costs.

        (3) The authorized facilities and fees which are being paid for by the special taxes, and by the money received from the sale of bonds which are being repaid by the special taxes, are:

        Water and sewer acreage fees and the construction, purchase, modification, expansion, improvement or rehabilitation of a local and regional park, fire stations, sheriff substation, library, storm drains and the roadway improvements to be constructed as part of the Foothill Circulation Phasing Program, which roadway improvements include all related work for grading, paving, drainage, sewer and water facilities and utilities, together with improvements to intersections and other appurtenant work.

        The facilities may not yet have all been constructed or acquired and it is possible that some may never be constructed or acquired.

        In addition, the special taxes may be used to pay for costs of the following services:

        Police protection, fire protection, ambulance, paramedic, flood and storm protection, recreation program, library, park and open space services, including, but not limited to, the operation and maintenance of storm drains, parks and parkways.

        YOU MAY OBTAIN A COPY OF THE RESOLUTION OF FORMATION WHICH AUTHORIZED CREATION OF THE COMMUNITY FACILITIES DISTRICT AND WHICH SPECIFIES MORE PRECISELY HOW THE SPECIAL TAX IS APPORTIONED AND HOW THE PROCEEDS OF THE TAX WILL BE USED, FROM THE COUNTY OF ORANGE COUNTY ADMINISTRATIVE OFFICE BY CALLING (714) 834-3055. THERE MAY BE A CHARGE FOR THIS DOCUMENT NOT TO EXCEED THE REASONABLE COST OF PROVIDING THE DOCUMENT.

        I (WE) ACKNOWLEDGE THAT I (WE) HAVE READ THIS NOTICE AND RECEIVED A COPY OF THIS NOTICE PRIOR TO ENTERING INTO A CONTRACT TO PURCHASE OR DEPOSIT RECEIPT WITH RESPECT TO THE ABOVE-REFERENCED PROPERTY. I (WE) UNDERSTAND THAT I (WE) MAY TERMINATE THE CONTRACT TO PURCHASE OR DEPOSIT RECEIPT WITHIN THREE DAYS AFTER RECEIVING THIS NOTICE IN PERSON OR WITHIN FIVE DAYS AFTER IT WAS DEPOSITED IN THE MAIL BY GIVING WRITTEN NOTICE OF THAT TERMINATION TO THE OWNER, SUBDIVIDER OR AGENT SELLING THE PROPERTY.

DATE: [EFFECTIVE DATE]


                                             ___________________________________
                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                    EXHIBIT E

                           GENERAL ESCROW INSTRUCTIONS

The following instructions to Escrow Holder are applicable:

        1. Escrow Holder shall prorate all items as of the Closing Date, assuming a 30 day month, using the information contained in the last available tax statement without regard to any reassessments or subsequent changes, and association statements delivered into escrow for proration purposes.

        2. If any check submitted to escrow is dishonored when presented for payment, Escrow Holder shall notify Buyer and Seller of such non payment.

        3. All funds delivered to Escrow shall be deposited with other escrow funds in a general escrow account or accounts of Escrow Holder with any state or national bank. Escrow Holder shall have no obligation to account for the value of any escrow-related accounting services and incidental benefits that may be provided to Escrow Holder by any depository bank. All disbursements shall be made by Escrow Holder check, unless otherwise instructed. Escrow Holder shall not be responsible for any delay in closing if funds received by Escrow Holder are not available for immediate withdrawal.

        4. The phrase "close of escrow" (or COE) as used in this Exhibit means the date on which documents are recorded, unless otherwise specified.

        5. Recordation of any instruments delivered through escrow, if necessary or proper for the issuance of the policy of title insurance called for, is authorized.

        6. No examination or insurance as to the amount or payment of personal property taxes is required.

        7. If a demand to cancel escrow is submitted after the Closing Date, the party so requesting Escrow Holder to cancel escrow shall file notice of demand to cancel in Escrow Holder's office in writing. Escrow Holder shall within three
(3) Business Days thereafter mail by certified mail one copy of such notice to each of the other parties.

        8. In the event Escrow Holder receive or become aware of any conflicting demands or claims with respect to the escrow or the rights of any of the parties hereto, or any money or property deposited herein, Escrow Holder shall have the absolute right at its option to discontinue any or all further acts until such conflict is resolved.

        9. Escrow Holder is released from and shall have no liability, obligation or responsibility with respect to: withholding of funds pursuant to
Section 1445 of the Internal Revenue Code of 1954 as amended, and to Sections 18805 and 26131 of the California Revenue and Taxation Code; advising the parties as to the requirements of Section 1445; determining whether the transferor is a foreign person or a non-resident under such Sections; or obtaining a non foreign affidavit or other exemption from withholding under said Sections nor otherwise making any inquiry concerning compliance with such Sections by any party to the transaction.

        10. Escrow Holder is authorized to destroy or otherwise dispose of any and all documents, papers, instructions, correspondence and other material pertaining to this escrow at the expiration of six years (6) from the close of escrow or cancellation thereof, without liability and without further notice.

        11. Buyer and Seller acknowledge that Escrow Holder does not provide legal advice nor has it made any investigation, representations or assurances whatsoever regarding the legal aspects or compliance of this transaction with any tax, securities or other state or federal laws. It is recommended that the parties obtain independent legal counsel as to such matters.

                           Exhibit C to Lease Addendum
                              Memorandum of Option

Recording Requested by and when recorded mail to:


________________________________________________________________________________


                              MEMORANDUM OF OPTION

        This MEMORANDUM OF OPTION, is dated for convenience and reference _________, 1997, by Makena Properties, Inc. a California corporation ("Optionor") for the benefit of Ansys, Inc., a California corporation (hereinafter "Optionee").

        Optioner has granted Optionee an option ("Option") to purchase the real property described on Exhibit A attached hereto and incorporated herein by this reference, pursuant to the terms and conditions of that certain Standard Industrial/Commercial Single Tenant Lease - Net (American Industrial Real Estate Association (1990)) between Optionor and Optionee dated as of November 1, 1996 ("Lease"). The purpose of this Memorandum of Option is to give notice of the existence of such Option. In the event of any conflict between the provisions of this Memorandum of Option and the provisions of said incorporated Option, the provisions of said incorporated Option shall control. Although the expiration of the Option is currently estimated to be significantly earlier, this Memorandum of option shall expire automatically and by of no further force or effect upon December 31, 2000.

        IN WITNESS WHEREOF, Optionor has executed this Memorandum of Option as of the date set forth above.


                                        Makena Properties, Inc., a California
                                        corporation


                                        By:_____________________________________

                                        Title:__________________________________

                           Exhibit D to Lease Addendum

                                PRELIMINARY PLANS